UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53232
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53232
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVISORY RESEARCH FUNDS

Advisory Research All Cap Value Fund (ADVGX)

Advisory Research Emerging Markets Opportunities Fund (ADVMX)

Advisory Research Global Value Fund (ADVWX)

Advisory Research International Small Cap Value Fund (Investor Class - ADVIX)

Advisory Research International Small Cap Value Fund (Class I - ADVLX)

Advisory Research Small Company Opportunities Fund (ADVSX)

Advisory Research Strategic Income Fund (ADVNX)

ANNUAL REPORT

OCTOBER 31, 2017

Advisory Research Funds

Each a series of Investment Managers Series Trust

Table of Contents

Advisory Research All Cap Value Fund
Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Advisory Research Emerging Markets Opportunities Fund
Letter to Shareholders	8
Fund Performance	11
Schedule of Investments	12
Advisory Research Global Value Fund
Letter to Shareholders	17
Fund Performance	20
Schedule of Investments	22
Advisory Research International Small Cap Value Fund
Letter to Shareholders	27
Fund Performance	30
Schedule of Investments	32
Advisory Research Small Company Opportunities Fund
Letter to Shareholders	36
Fund Performance	39
Schedule of Investments	40
Advisory Research Strategic Income Fund
Letter to Shareholders	43
Fund Performance	45
Schedule of Investments	47
Statements of Assets and Liabilities	53
Statements of Operations	55
Statements of Changes in Net Assets	57
Financial Highlights	63
Notes to Financial Statements	70
Report of Independent Registered Public Accounting Firm	84
Supplemental Information	85
Expense Examples	95

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

Dear Shareholder,

There were strong gains across many areas of the U.S. stock market over the past twelve months. As of October 31, 2017, the Advisory Research All Cap Value Fund returned 21.93% for the trailing twelve months, which beat the 18.30% return of its primary benchmark, the Russell 3000 Value Index. As you know, we have a distinctive approach to the market, looking for profitable, well-capitalized companies with strong asset bases that trade at a discount to our estimate of their asset value. We are quite pleased that our strategy delivered these strong absolute gains to our shareowners.

Market & Portfolio Overview

The overall equity market had solid gains in each of the last four quarters. The one-year period covered here started with a bang, the so-called “Trump Bump” that coincided with the surprising electoral results. Investors cheered the potential for transformative tax reform, the possibility of the repatriation of huge amounts of overseas cash, and a generally pro-growth agenda. In both the fourth quarter of 2016, when the Federal Reserve raised interest rates by 25 basis points (bps), and the first quarter of 2017, economic fundamentals such as GDP growth were good. Over the next six months, however, enthusiasm dipped somewhat—more reflected in bond prices than in equities. While over the last year the 10-year treasury bond yield rose from 1.82% to 2.37%, almost the entire jump was in the last two months of 2016. The yield on the 10-year actually fell from 2.45% when the year began to the slightly lower 2.37% level on October 31, 2017.

The U.S. economy was sound over the last year, with the U.S. Commerce Department reporting 3% annualized growth in late October 2017, the second quarter in a row it was at or above the significant 3% level. Unemployment levels fell from 4.8% last October to 4.2% this September. And inflation slid, but moderately, from 2.1% last November to 1.7% this September. Taken altogether, this is a good economic environment featuring reasonable growth, low unemployment, low inflation, and low interest rates. With that in mind, it’s easy to see why equities broadly had such a good year.

In some respects our message remains similar to last year’s. We focus on companies with profitable businesses, with solid financial positions, low debt levels, and attractive absolute valuation Meanwhile, investors are broadly optimistic and hunting for growth—we see this taste for upside in the difference between the Russell 3000 Value Index’s 18% return and the Russell 3000 Growth Index’s 31% jump.

Portfolio Review

The Advisory Research All Cap Value Fund topped the Russell 3000 Value Index due to both sector allocation and stock selection decisions. The most important sector decisions were to have below-benchmark weightings in the underperforming energy and utilities sectors. We did own energy stocks in a small amount but completely avoided the utilities area. The least helpful sector was consumer staples, where we had an overweight; the sector underperformed in the strong rally. Stock selection had a considerably greater impact than our sector weights. The top areas were producer durables and financial services. The weakest areas for our specific holdings, relative to the benchmark, were energy and consumer discretionary.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Some of our holdings had very strong returns. As was true last year, security specialist The Brinks Company (BCO) was a top performer in the portfolio. Its global business operates in more than 100 countries, with more than 80% of revenues coming from outside the U.S. After years of underperformance (on both a fundamental and stock basis), Doug Pertz arrived as CEO in mid-2016 with plans to improve overall performance, especially in the United States. In early 2017 it reported earnings and revenues that topped consensus estimates with better profit margins. And during the third quarter of 2017 it again surprised to the upside, via revenue and profit improvements. Wall Street now seems to share our confidence that Pertz will be able to substantially improve execution and results from the solid base foundation the company has long had. Another top performer for the past twelve months was Fidelity National Financial, Inc. (FNF). Fidelity National provides title insurance, technology, and transaction services to the real estate and mortgage industries in the U.S. It performed especially well in the second quarter after reporting first quarter earnings that were better than expectations, due primarily to better revenue performance from higher title orders. In addition, the company’s majority-owned subsidiary, Black Knight Financial Services, Inc. (BKFS), which provides technology solutions and data services to the mortgage industry, reported a solid quarter with revenue and EBITDA increasing 6% and 8%, respectively. The stock also advanced due to broader trends in the housing market, as mortgage rates stabilized and existing home sales data continued to show year-over-year improvement in both volume and price. We continue to believe Fidelity National possesses a durable, competitively-advantaged franchise with long-term opportunities and catalysts.

The portfolio also contained some underperforming stocks. Sally Beauty Holdings, Inc. (SBH), was one of our weaker holdings. Sally Beauty Holdings is a leading specialty retailer and distributor of professional beauty supplies. It operates the Sally Beauty Supply retail chain and Beauty Systems Group (BSG), the largest distributor of professional beauty supplies in the United States. The overall company announced weak quarterly results during the first quarter of 2017. It had negative same store sales in its Sally Beauty Segment, and management reduced forward guidance at that time. Management’s efforts to drive traffic in the retail Sally stores after investing in store upgrades and products have been less productive than expected. Since that time we have sold the position. Another notable detractor for the year was energy exploration and production company Pioneer Natural Resources Co. (PXD), which was plagued by operational setbacks. This led to a reset of 2017 production and cash-flow expectations following its second-quarter earnings report in August. Pioneer’s challenges may take a few quarters to correct, but its long-term plans for mid-teens production growth and 20% cash flow growth remain in place. We think the company is well-hedged and insulated from potentially rising service costs given its vertical integration.

Outlook

Investors know that markets do not have double-digit returns every year, and after very strong runs they often slow down. Similarly, imbalances within the market—such as when large caps trounce small caps or when growth stocks soundly outperform value fare—also tend to revert. So it would be unsurprising if the 2018 market looked very different from this year’s. Indeed, we believe many stocks are now considerably overvalued, but we have maintained a portfolio of holdings that is both high-quality and inexpensive. As evidence, we offer two simple and straightforward metrics: price to cash flow (a relatively stable measurement of value) and return on equity (a standard quality measurement). The holdings in our all cap value portfolio recently had a 13.0% return on equity, above the Russell 3000 Value Index’s 11.4% mark—and our companies achieved these greater returns without excess leverage. Moreover, these stocks traded at just 13x cash flows, a discount to the benchmark’s 14x measurement. Thus, when the market turns in favor of quality companies trading at a discount, we think the portfolio is in a position to outperform. At present, 10-year treasuries trade at 40x cash flows—and represent a fixed payment stream. Our companies not only trade more cheaply, but we also expect their cash flows to grow over the time. This points toward a key reason we still see considerable opportunity for the value corners of the market to keep rising.

We consistently strive to own a portfolio of stocks with the potential for an attractive risk/reward tradeoff. On that score, we remain confident in our process and the current portfolio it has created.

Advisory Research

We thank you for your investment in the Advisory Research All Cap Value Fund and look forward to updating you again in 2018.

Advisory Research, Inc.

EBITDA is an abbreviation of Earnings Before Interest, Taxes, Depreciation, and Amortization. Professionals use EBITDA as one measurement to measure a company’s financial performance. It serves as a simple shorthand for the business’s earnings potential, allowing comparisons between companies that have different structures and obligations.

Return on equity is a measure of how well a company uses its internal business investments to generate earnings growth. It does not represent or predict the performance of the fund itself.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the fund is equity risk, which is the risk that the value of securities held by the fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, or factors relating to specific companies in which the fund invests. The securities of small and micro cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research All Cap Value Fund

FUND PERFORMANCE at October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2017	1 Year	5 Years	Since Inception	Inception Date
Advisory Research All Cap Value Fund	21.93%	12.10%	11.29%	11/16/09
Russell 3000 Value Index	18.30%	13.48%	12.37%	11/16/09

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.53% and 1.01%, respectively, which were the amounts stated in the current prospectus dated March 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research All Cap Value Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 92.7%
	Communications – 7.1%
14,069	Comcast Corp. - Class A	$506,906
23,697	Twenty-First Century Fox, Inc. - Class B	603,089
		1,109,995
	Consumer Discretionary – 18.6%
8,064	Adient PLC	680,279
7,515	Armstrong World Industries, Inc.*	384,016
5,971	Brink's Co.	454,393
3,967	Harley-Davidson, Inc.	187,798
5,070	Masonite International Corp.*	340,197
3,150	Ralph Lauren Corp.	281,705
3,613	Snap-on, Inc.	570,059
		2,898,447
	Consumer Staples – 9.0%
5,677	Casey's General Stores, Inc.	650,414
8,630	Core-Mark Holding Co., Inc.	293,938
10,966	Mondelez International, Inc. - Class A	454,321
		1,398,673
	Energy – 3.3%
3,162	Chevron Corp.	366,444
977	Pioneer Natural Resources Co.	146,228
		512,672
	Financials – 20.3%
5,671	American Express Co.	541,694
3,697	Berkshire Hathaway, Inc. - Class B*	691,117
8,035	Discover Financial Services	534,569
1,620	Enstar Group Ltd.*	369,036
12,662	FNF Group	473,812
5,540	JPMorgan Chase & Co.	557,379
		3,167,607
	Health Care – 10.5%
6,559	Analogic Corp.	526,688
7,456	Medtronic PLC	600,357
2,477	UnitedHealth Group, Inc.	520,715
		1,647,760
	Industrials – 11.2%
9,015	Allison Transmission Holdings, Inc.	383,047
6,477	Hexcel Corp.	393,089
5,922	TE Connectivity Ltd.	538,724
3,736	Union Pacific Corp.	432,592
		1,747,452

Advisory Research All Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Materials – 1.5%
1,793	Ashland Global Holdings, Inc.	$121,888
4,922	Valvoline, Inc.	118,227
		240,115
	Technology – 11.2%
12,730	Avnet, Inc.	506,654
3,882	Black Knight, Inc.*	176,048
7,480	CDW Corp.	523,600
6,588	Microsoft Corp.	547,990
		1,754,292
	Total Common Stocks (Cost $10,429,832)	14,477,013

Principal Amount

	Short-Term Investments – 7.5%
$1,163,798	UMB Money Market Fiduciary, 0.01%[1]	1,163,798

	Total Short-Term Investments (Cost $1,163,798)	1,163,798

	Total Investments – 100.2% (Cost $11,593,630)	15,640,811
	Liabilities in Excess of Other Assets – (0.2)%	(37,769)

	Total Net Assets – 100.0%	$15,603,042

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Home & Office Products	11.2%
Specialty Finance	9.9%
Medical Equipment/Devices	7.2%
Media Content	7.1%
Insurance	6.8%
Automotive	5.6%
Software	4.6%
Retail - Consumer Staples	4.2%
Banking	3.6%
Electrical Equipment	3.4%
Technology Services	3.4%
Health Care Facilities/Services	3.3%
Oil, Gas & Coal	3.3%
Design, Manufacturing & Distribution	3.2%
Consumer Products	2.9%
Transportation & Logistics	2.8%
Aerospace & Defense	2.5%
Transportation Equipment	2.5%
Distribution/Wholesale - Consumer Staples	1.9%
Apparel & Textile Products	1.8%
Chemicals	1.5%
Total Common Stocks	92.7%
Short-Term Investments	7.5%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The absolute gains for the portfolio and emerging markets in general were lofty. As of October 31, 2017, the Advisory Research Emerging Markets Opportunities Fund completed the fiscal year with 17.76% return, which lagged the 26.45% gain of the MSCI Emerging Markets Index. Our fundamentals-based, bottoms-up active management approach has generally preserved capital during market sell-offs while keeping pace during most market rallies. Given our value-oriented style of investing, we are not surprised when the portfolio lags during ebullient periods where investors happily embrace risk. Our strategy and process is designed to outperform over a full market cycle.

Market & Portfolio Overview

There were multiple significant tailwinds propelling emerging markets equities to a strong twelve months of returns. There was a dip in emerging markets stocks during the last two months of 2016—where the so-called “Trump Bump” lifted U.S. equities and many developed markets but hurt emerging markets equities because there were worries about a stronger dollar as well as higher interest rates. Through all three quarters in 2017, however, emerging markets advanced significantly. One key factor was currency: initial fears were wrong as the dollar fell against many currencies across the globe. And most commodities, which emerging markets tend to produce in bulk, posted gains—although oil was a notable exception. Finally, the fundamental news was good. In the second quarter, the World Bank projected 2.7% global GDP growth in 2017 and 2.9% in 2018-2019, but 4.1% emerging markets GDP growth in 2017 and 4.6% in 2018-2019. The IMF followed suit in the third quarter, revising its emerging markets forecast for 2018 from 4.8% to 4.9%.

Portfolio Review

As above, the fund underperformed in the sharp rally. The top-performing area was energy, where the fund had advantageous stock-picking; another strong area was telecommunication services, where the fund’s low exposure in the underperforming sector was helpful. The lowest returns by sector came in information technology, where there was 350 basis points of detraction due its low stake in the skyrocketing sector where many stocks do not meet the fund’s strict valuation criteria—and stock selection hurt as well because the growth style focus outperformed in the cycle.

Some of our holdings outperformed the rest of the portfolio and the benchmark index. China Cord Blood Corp., a life sciences company dedicated to the storage of umbilical cord blood stem cells, had a strong year with the second quarter of 2017 serving as the highlight. Broadly, the company benefits from new clinical applications using stem cells, and provides umbilical cord blood storage services that enable parents in China and the Asia Pacific region to save cord blood stem cells on behalf of their children. China Cord Blood is the leading player in China and has licenses to operate in Beijing, Guangdong Province, and Zhejiang Province. In the second quarter, the stock surged following the release of robust results. There was a 29% increase in revenue and a 42% increase in operating income. These results were driven by strong growth in the Guangdong market. The company added nearly 21,000 new subscribers, bringing total subscribers to more than 575,000, while the benefits of operating leverage produced higher operating profit margins. Another standout performer was Global Logistic Properties, Ltd. Global Logistic Properties is a leading provider of modern logistics facilities in China, Japan, Brazil, and the bringing total subscribers to more than 575,000, while the benefits of operating leverage produced higher United States. Its property portfolio consists of 52 million square meters. Its global property is strategically located across 113 cities to form an efficient logistics network catering to more than 4,000 customers. It is the market leader in China, Japan, and Brazil; it ranks second in the U.S. In China, the company’s portfolio is larger than its next 10 competitors combined. The group’s growth strategy is centered on being the best operator (maximizing rents and occupancy), creating value through developments (25% targeted margin), and expanding its global footprint through its fund management platform (now up to $35 billion in AUM). The stock performed strongly during the quarter as the company announced that it hired investment banks to pursue a strategic review, which could include a sale of all or part of the company. In July 2017, it was announced that a Chinese private equity consortium backed by senior executives from GLP won a competitive bid for $11.6 billion to take the company private.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Some holdings underperformed. The most disappointing stock performance came from Gran Tierra Energy, Inc., a leading independent oil and gas company in South America that operates in Colombia, Brazil, and Peru. In both the second and third quarters, the stock fell due to crude oil price declines. We think that is a short-term issue for Gran Tierra, as the group operates at a low cost per barrel, which should allow the company to remain profitable even in a low oil price environment. We purchased shares in the company during 2016, believing that the new management team would refocus on the existing portfolio of assets in Colombia and use its strong net cash balance sheet to pursue new growth opportunities throughout that country. We continue to hold the stock given its expected strong production growth of between 25% and 40% this year. We also foresee a number of potential upcoming development and exploration catalysts. The recent rally in crude prices in November to the highest levels since 2015 should also support Gran Tierra’s earnings over the next few quarters. Another detractor from performance was Concentradora Hipotecaria, a Mexican mortgage investment trust that was established to acquire, co-participate and manage mortgage portfolios in Mexico. The company came public in November 2014 with strong ties to the securitization industry and a relationship with Infonavit, the largest mortgage originator in the Mexico. The company has planned to distribute 95% of its net income as dividends and consequently offers an attractive yield to investors. The stock underperformed during the fourth quarter of 2016 because the U.S. Presidential election triggered a spike in bond yields—sending the Mexican 10-year bond yield from 6% to 7.5% by the end of 2016. We believe the rise in bond yields made fixed-income securities relatively more attractive during the quarter, and negatively impacted high-yielding equities such as Concentradora Hipotecaria and other listed Mexican real estate stocks. While the interest rate environment was beyond the company’s control, we sold out of our position in the third quarter of 2017 as we believe that it will take longer for interest rates to be reduced by the Mexican Central Bank. We also are concerned about the outcome of NAFTA negotiations which might negatively impact the Mexican real estate market and economic growth outlook.

Outlook

As noted previously, our overall sense is that the market is drifting upwards and, with volatility at historically low levels, we are closely monitoring for any changes in the political, economic, or company specific outlooks.

When the typical investor is inclined to add risk in an extended rally, we generally favor monitoring our positions and portfolio more closely for signs of any potential change. Note that this tendency does not amount to a “market call”: in fact, we think the international markets are more likely to rise than fall going forward as their current bull markets are lagging behind what we have seen in the U.S. The markets tend to track macroeconomic trends, and global growth seems likely to continue its recent acceleration—especially in emerging markets. We also think interest rates will rise in the U.S. in a gradual and measured fashion, leaving non-U.S. currencies well-positioned against the dollar. Indeed, we would worry if central banks attempted to ramp up rates too quickly.

We do think emerging markets as an asset class is likely in the early innings of the current rally. As you may recall, emerging markets had a -15% year in 2015 that continued into 2016. So the current bull market is only about a year and a half old and the MSCI Emerging Markets Index is up a total of 55% between March 1, 2016 and October 31, 2017. According to a recent report from Bank of America Merrill Lynch, the typical emerging markets bull market duration (6 instances dating back to 1976) lasted 43 months and represented an increase of more than 200% over the period. Using this as a guide, one might suggest that we are in the early to middle innings of the current emerging markets rally.

Advisory Research

At this stage, we think the greatest risk in international stocks is political. Namely, with less predictable and new global leaders in place in a number of key countries, we are concerned there could be additional saber-rattling, additional populist uprisings, or nationalist outbreaks—any of which could negatively impact the global growth sentiment and outlook. We hope these leaders find a way to pursue a collective interest in supporting the global economy, and we intend to monitor this risk for any important changes.

Thank you for investing in the Advisory Research Emerging Markets Opportunities Fund. We look forward to updating you in 2018.

Advisory Research, Inc.

The performance data quoted presents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the fund is equity risk, which is the risk that the value of securities held by the fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, or factors relating to specific companies in which the fund invests. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research Emerging Markets Opportunities Fund

FUND PERFORMANCE at October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2017	1 Year	Since Inception	Inception Date
Advisory Research Emerging Markets Opportunities Fund	17.76%	4.14%	11/01/13
MSCI Emerging Markets Index	26.45%	4.58%	11/01/13

The performance data quoted here represents past performance. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.93% and 1.35%, respectively, which were the amounts stated in the current prospectus dated March 1, 2017. Fort the Fund’s current year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 96.1%
	Brazil – 9.5%
2,475	Banco ABC Brasil S.A.	$13,581
30,800	Banco do Brasil S.A.	324,260
112,482	Duratex S.A.	328,716
58,600	Iochpe Maxion S.A.	401,080
105,100	Kroton Educacional S.A.	577,981
159,700	Movida Participacoes S.A.*	400,312
101,424	MRV Engenharia e Participacoes S.A.	392,203
211,873	QGEP Participacoes S.A.	547,283
17,300	Vale S.A.	169,758
		3,155,174
	Canada – 1.3%
191,982	Gran Tierra Energy, Inc.*	418,161

	Chile – 1.1%
38,296,556	Itau Corp.Banca	357,001

	China – 18.9%
113,000	Anhui Conch Cement Co., Ltd. - Class H	484,057
634,322	China Lesso Group Holdings Ltd.	423,887
171,500	China Merchants Bank Co., Ltd. - Class H	654,901
997,000	China National Materials Co., Ltd. - Class H	689,481
171,100	China Vanke Co., Ltd. - Class H	609,070
721,000	Goodbaby International Holdings Ltd.	393,706
224,000	Guangzhou Automobile Group Co., Ltd. - Class H	557,048
817,000	Industrial & Commercial Bank of China Ltd. - Class H	650,058
596	NetEase, Inc. - ADR	168,024
73,500	Ping An Insurance Group Co. of China Ltd. - Class H	645,914
391,200	Red Star Macalline Group Corp. Ltd. - Class H1	467,962
690,960	Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	496,242
		6,240,350
	Colombia – 1.3%
44,996	Bancolombia S.A.	417,116

	Hong Kong – 9.6%
25,468	China Cord Blood Corp.*	308,927
188,000	China Everbright Ltd.	446,099
226,000	Haier Electronics Group Co., Ltd.	595,910
802,000	Sinopec Kantons Holdings Ltd.	519,603
420,238	WH Group Ltd.[1]	425,862
458,798	Xinyi Glass Holdings Ltd.	444,584
109,010	Yue Yuen Industrial Holdings Ltd.	417,563
		3,158,548

Advisory Research Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	India – 4.3%
32,240	Aditya Birla Capital Ltd.*	$88,550
23,029	Grasim Industries Ltd.	436,683
30,062	NIIT Technologies Ltd.	314,161
235,650	Redington India Ltd.	573,986
		1,413,380
	Indonesia – 3.4%
329,200	Bank Mandiri Persero Tbk P.T.	170,987
26,130,253	Panin Financial Tbk P.T.*	454,691
195,600	United Tractors Tbk P.T.	500,087
		1,125,765
	Malaysia – 1.0%
223,800	CIMB Group Holdings Bhd	324,585

	Mexico – 3.2%
283,000	Concentradora Fibra Danhos S.A. de C.V. - REIT	479,446
184,600	Credito Real S.A.B. de C.V. SOFOM ER	295,987
147,400	Grupo Comercial Chedraui S.A. de C.V.	286,546
		1,061,979
	Philippines – 2.5%
3,277,500	Metro Pacific Investments Corp.	431,951
238,720	Metropolitan Bank & Trust Co.	400,589
		832,540
	Poland – 1.0%
241,376	Synthos S.A.	326,918

	South Africa – 5.7%
37,740	AECI Ltd.	282,113
32,956	Barloworld Ltd.	310,754
65,242	Exxaro Resources Ltd.	662,996
46,996	Investec PLC	320,621
538,363	KAP Industrial Holdings Ltd.	323,655
		1,900,139
	South Korea – 14.6%
47,622	DGB Financial Group, Inc.	444,174
20,275	Hanwha Chemical Corp.	552,298
5,902	Innocean Worldwide, Inc.	404,871
42,684	Kwangju Bank Co., Ltd.	449,538
959	POSCO	279,535
467	Samsung Electronics Co., Ltd.	1,151,205
3,132	Samsung SDI Co., Ltd.	577,066
3,597	SK Hynix, Inc.	265,216
18,872	SL Corp.	386,587

Advisory Research Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	South Korea (Continued)
10,378	TES Co., Ltd.	$320,895
		4,831,385
	Taiwan – 11.8%
282,882	China Life Insurance Co., Ltd.	267,453
106,000	Hon Hai Precision Industry Co., Ltd.	393,996
310,108	King's Town Bank Co., Ltd.	338,921
152,000	Pegatron Corp.	393,870
99,000	Taiwan Semiconductor Manufacturing Co., Ltd.	800,346
176,329	Tong Yang Industry Co., Ltd.	368,132
123,000	Tripod Technology Corp.	452,986
114,000	WPG Holdings Ltd.	156,176
207,000	WT Microelectronics Co., Ltd.	327,392
889,000	Yuanta Financial Holding Co., Ltd.	395,373
		3,894,645
	Thailand – 3.6%
435,441	Bangchak Corp. PCL	547,399
271,900	PTT Global Chemical PCL	654,938
		1,202,337
	Turkey – 2.2%
1,004,565	Turkiye Sinai Kalkinma Bankasi A.S.	362,968
318,046	Turkiye Sise ve Cam Fabrikalari A.S.	373,689
		736,657
	United Arab Emirates – 1.1%
166,843	Emaar Properties PJSC	376,502

	Total Common Stocks (Cost $27,262,658)	31,773,182

Principal Amount

	Short-Term Investments – 4.0%
$1,329,660	UMB Money Market Fiduciary, 0.01%[2]	1,329,660

	Total Short-Term Investments (Cost $1,329,660)	1,329,660

	Total Investments – 100.1% (Cost $28,592,318)	33,102,842
	Liabilities in Excess of Other Assets – (0.1)%	(33,161)

	Total Net Assets – 100.0%	$33,069,681

ADR – American Depositary Receipt

PCL – Public Company Limited

PJSC – Public Joint Stock Company

Advisory Research Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $893,824, which represents 2.70% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	15.8%
Construction Materials	9.6%
Oil, Gas & Coal	8.2%
Hardware	6.6%
Real Estate	5.8%
Design, Manufacturing & Distribution	5.6%
Chemicals	5.5%
Semiconductors	4.2%
Insurance	4.1%
Automotive	4.0%
Consumer Products	2.5%
Distributors - Discretionary	1.8%
Consumer Services	1.7%
Metals & Mining	1.5%
Medical Equipment & Devices	1.5%
Iron & Steel	1.4%
Asset Management	1.3%
Utilities	1.3%
Apparel & Textile Products	1.3%
Media	1.2%
Retail - Discretionary	1.2%
Institutional Financial Services	1.2%
Leisure Products	1.2%
Home & Office Products	1.2%
Specialty Finance	1.2%
Forest & Paper Products	1.0%
Technology Services	1.0%
Industrial Services	0.9%
Health Care Facilities/Services	0.9%
Retail - Consumer Staples	0.9%
Software	0.5%
Total Common Stocks	96.1%
Short-Term Investments	4.0%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

Over the past twelve months, returns have been strong for both global equities as well as owners of the Advisory Research Global Value Fund. As of October 31, 2017, the fund gained 21.21% over the past year, topping its primary benchmark, the MSCI World Value Index, which returned 20.23%. At this time last year, we noted that the U.S. market had advanced to all-time record levels, and that is true once again. On the other hand, while foreign developed markets were in the doldrums a year ago, they posted a sharp recovery over the last twelve months.

Market & Portfolio Review

While 2016 was a year of mixed signals and featured ups and downs, 2017 was largely homogenous and positive for the fund and world stocks. After a flat last couple of months to end 2016, the general trend of the year emerged in January 2017. That is, Europe powered past recession fears and began producing good economic results—causing European currencies to outperform the dollar. Emerging market stocks trumped developed market equities. These trends continued in the second and third quarters of the year, with the falling dollar being arguably the main market event of the year. In the background, oil was range-bound but relatively volatile, moving back and forth between the low $40s and the low $50s—the commodity’s volatility did challenge some energy companies, and the sector underperformed the broad benchmark over the last twelve months.

Over the past year, on an attribution basis, the portfolio surpassed the benchmark due mainly to stock selection. Top areas for the fund included producer durables, health care, and utilities—with the last of these due mainly to underweighting the laggard area. The fund underperformed in the consumer discretionary, consumer staples, and financial services sectors, entirely due to stock-picking.

Portfolio Review

In July 2017 portfolio management transitioned to a different management team, with Adam Steffanus and Michael Valentinas now serving as portfolio managers. In order to give insight into the present team’s views, we are highlighting current holdings in this review.

Some of the fund’s holdings outperformed substantially. One of these stocks was United Health Group, Inc., an integrated pharmacy benefit manager (PBM) that insures more than 40 million members. UnitedHealth is the largest commercial and Medicare Advantage insurer, the second largest Medicaid insurer, and the third largest PBM. We see the company as a best-in-class operator with a strong dividend growth profile and advantageous end-market exposure, especially given the uncertainty around the future of the Affordable Care Act. In mid-October, the company beat expectations, earning and adjusted $2.66 per share versus analysts’ expectation of $2.56. Another holding with strong performance was telecommunications giant Verizon Communications Inc.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

We became interested in Verizon’s stock after it lagged in the first half of 2017—to the point that its valuation level suggested no growth in its core business and a low probability of success in benefitting from its acquisitions of AOL and Yahoo. At the time, its 4.7% dividend yield and defensive business model were attractive.1 Since our initial purchase, its foray into unlimited mobile plans to win back customers was successful in boosting subscriptions in the short term.

[1]	The dividend yield is that of an underlying security in the fund’s portfolio and does not represent the yield of the fund.

Some of the fund’s holdings underperformed. Toymaker Hasbro, Inc. slid sharply in the third quarter due to weakness in the business that drove us to liquidate the position. Through the early part of this year, Hasbro was beating its competitors on the strength of its Disney Princess license, gaming, and digital entertainment. In the most recent quarter, however, its “emerging brands” segment showed enough weakness that we felt its growth prospects going forward had become questionable. Another new holding, pharmacy benefit manager and retail pharmacy CVS, lagged during its first months in the portfolio. CVS has stand-alone stores, operates within all Target stores, plus its Omnicare business operates within long-term care facilities. Given recent weakness around 2017 management guidance, loss of the Federal Employee Program Specialty contract, and general consolidation with corresponding margin pressure in a highly competitive space, we see this as a great buying opportunity for a best-in-class business. We are not concerned about the recent slip in the shares.

Outlook

As we look ahead to 2018 we think global equity markets are fairly valued—with some regions a bit high or a bit low. Central banks have clearly signaled interest rates will rise, likely sooner rather than later. Oil prices have been within a fairly tight range for more than 18 months. Across developed markets, inflation and GDP seem tempered and stable. As we have noted before, however, change is constant and disruptions occur throughout sectors and industries—including the investment industry.

Nearly a decade into an unloved equity market recovery, the question confounding many equity investors is whether active or passive management is superior. Over the past decade most active managers have underperformed their benchmarks (net of fees); will passive investing continue to dominate? Our team has explored this question in great detail. The common arguments for passive investing are: fees tend to be lower; it easily provides diversification, and its rules-based rigor provides clarity. In reality some ETFs may have all-in costs that are as high as active strategies. Many ETFs across multiple categories own the same companies, potentially leaving investors with a more concentrated overall portfolio than they intend. Finally, when passive products gain more assets, the rules bend. In our minds, these concerns reinforce the importance of a strong combination of process, people and performance for long-term focused investors.

Our global team sticks to its disciplined, stable process. Our process begins with a systematic, proprietary method of locating strong candidates before a fundamental, bottom-up vetting to identify financially strong, well-managed companies with durable economic moats. As always, we demand our portfolio constituents have sustainable dividends that come from strong free cash flows—all at reasonable valuations. We believe a well-designed, iterative, rational process is the best way to drive relatively predictable long-term outperformance.

We thank you for your investment in the Advisory Research Global Value Fund and look forward to updating you again in 2018.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Advisory Research

Current and future portfolio holdings are subject to change and risk.

ADVISORY RESEARCH

Advisory Research Global Value Fund

FUND PERFORMANCE at October 31, 2017 (Unaudited)

The Fund commenced operations on July 30, 2010, after the conversion of a limited partnership account, which commenced on December 31, 2008 (the "Predecessor Account"). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception, with a similar investment in the MSCI World Value Index. Results include the reinvestment of all dividends and capital gains.

The MSCI World Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2017	1 Year	5 Years	Since Inception	Inception Date
Advisory Research Global Value Fund	21.21%	9.17%	11.30%	12/31/08
MSCI World Value Index	20.23%	10.39%	10.37%	12/31/08

The performance data quoted here represents past performance. Past performance is not guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 2.37% and 1.10%, respectively, which were the amounts stated in the current prospectus dated March 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

The performance table above includes information for the Predecessor Account prior to the July 30, 2010. The returns for the Predecessor Account reflect its performance prior to July 30, 2010 and have been adjusted to reflect the Fund's estimated gross annual expense ratio as set forth in the Fund's prospectus dated July 13, 2010 as amended.

Advisory Research Global Value Fund

FUND PERFORMANCE at October 31, 2017 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Global Value Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 97.4%
	Brazil – 3.2%
55,135	Ambev S.A. - ADR	$349,004

	Canada – 0.1%
2,511	Spartan Energy Corp.*	13,294

	France – 10.8%
9,688	AXA S.A.	292,459
2,184	BNP Paribas S.A.	170,456
85	Cie Generale des Etablissements Michelin	12,303
2,623	Danone S.A.	214,375
151	Eurazeo S.A.	14,038
785	LVMH Moet Hennessy Louis Vuitton S.E.	234,131
2,308	Sanofi	218,532
237	TOTAL S.A.	13,210
541	Veolia Environnement S.A.	12,816
79	Wendel S.A.	13,324
		1,195,644
	Germany – 6.7%
1,314	Allianz S.E.	306,758
298	Deutsche EuroShop A.G.	10,892
884	Henkel A.G. & Co. KGaA	111,490
119	Rheinmetall A.G.	14,133
399	RHOEN-KLINIKUM A.G.	13,934
1,863	Siemens A.G.	267,582
306	Talanx A.G.	12,017
		736,806
	Hong Kong – 1.0%
11,080	China Mobile Ltd.	111,447

	Ireland – 4.2%
2,123	Accenture PLC - Class A	302,230
2,044	Medtronic PLC	164,583
		466,813
	Italy – 0.1%
456	Buzzi Unicem S.p.A.	12,695

	Japan – 2.1%
4,700	Suntory Beverage & Food Ltd.	216,258
211	Toyota Industries Corp.	12,988
		229,246

Advisory Research Global Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Mexico – 2.7%
135,549	Wal-Mart de Mexico S.A.B. de C.V.	$302,888

	Netherlands – 0.3%
160	Koninklijke DSM N.V.	13,651
437	Royal Dutch Shell PLC - A Shares	13,757
		27,408
	Spain – 2.2%
517	Ebro Foods S.A.	12,435
10,589	Red Electrica Corp. S.A.	234,462
		246,897
	Sweden – 0.2%
457	Swedbank A.B.	11,341
1,610	Telefonaktiebolaget LM Ericsson - B Shares	10,132
		21,473
	Switzerland – 9.0%
129	Givaudan S.A.	288,080
4,066	Novartis A.G.	335,344
1,547	Roche Holding A.G.	357,542
38	Zurich Insurance Group A.G.	11,596
		992,562
	Taiwan – 5.1%
6,109	China Life Insurance Co., Ltd.	5,776
44,000	Chunghwa Telecom Co., Ltd.	150,269
50,000	Taiwan Semiconductor Manufacturing Co., Ltd.	404,215
		560,260
	United Kingdom – 6.6%
3,053	British American Tobacco PLC	197,261
7,427	Bunzl PLC	231,364
1,005	CNH Industrial N.V.	12,822
2,912	Kingfisher PLC	12,107
7,777	Lookers PLC	10,836
4,356	Unilever PLC	246,881
2,996	Virgin Money Holdings UK PLC	11,606
		722,877
	United States – 43.1%
1,671	AbbVie, Inc.	150,808
176	Ashland Global Holdings, Inc.	11,964
361	Axalta Coating Systems Ltd.*	12,003

Advisory Research Global Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	United States (Continued)
338	BankUnited, Inc.	$11,779
678	Carrizo Oil & Gas, Inc.*	11,994
111	Casey's General Stores, Inc.	12,717
6,557	Cisco Systems, Inc.	223,922
4,335	CVS Health Corp.	297,078
188	Discover Financial Services	12,508
1,556	Eaton Corp. PLC	124,511
989	General Dynamics Corp.	200,747
226	H.B. Fuller Co.	12,853
3,534	Honeywell International, Inc.	509,461
119	Jack in the Box, Inc.	12,318
4,066	Johnson & Johnson	566,841
5,968	JPMorgan Chase & Co.	600,440
434	Leucadia National Corp.	10,980
227	Lydall, Inc.*	13,121
2,735	Microsoft Corp.	227,497
73	Pioneer Natural Resources Co.	10,926
1,358	Raytheon Co.	244,712
3,281	Sonoco Products Co.	169,923
2,432	Target Corp.	143,585
281	TeleTech Holdings, Inc.	11,704
1,417	Travelers Cos., Inc.	187,682
1,103	UnitedHealth Group, Inc.	231,873
503	Valvoline, Inc.	12,082
9,235	Verizon Communications, Inc.	442,079
4,930	Wells Fargo & Co.	276,770
		4,754,878
	Total Common Stocks (Cost $10,031,811)	10,744,192

Principal Amount

	Short-Term Investments – 2.8%
$314,046	UMB Money Market Fiduciary, 0.01%[1]	314,046

	Total Short-Term Investments (Cost $314,046)	314,046

	Total Investments – 100.2% (Cost $10,345,857)	11,058,238
	Liabilities in Excess of Other Assets – (0.2)%	(20,493)

	Total Net Assets – 100.0%	$11,037,745

Advisory Research Global Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Biotechnology & Pharmaceuticals	14.8%
Consumer Products	12.2%
Banking	9.8%
Electrical Equipment	8.2%
Insurance	7.4%
Retail - Consumer Staples	6.9%
Telecom	6.4%
Aerospace & Defense	4.0%
Semiconductors	3.7%
Chemicals	3.3%
Technology Services	2.9%
Utilities	2.2%
Health Care Facilities/Services	2.2%
Distributors - Discretionary	2.2%
Apparel & Textile Products	2.1%
Hardware	2.1%
Software	2.1%
Containers & Packaging	1.5%
Medical Equipment/Devices	1.5%
Oil, Gas & Coal	0.6%
Automotive	0.4%
Asset Management	0.2%
Home & Office Products	0.1%
Machinery	0.1%
Construction Materials	0.1%
Specialty Finance	0.1%
Gaming, Lodging & Restaurants	0.1%
Retail Discretionary	0.1%
Real Estate	0.1%
Total Common Stocks	97.4%
Short-Term Investments	2.8%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

Over the last twelve months, international equities as well as the Advisory Research International Small Cap Value Fund posted very strong absolute returns. The fund completed fiscal year 2017 on October 31 with both the investor and institutional share classes posting attractive absolute gains of 22.42% and 22.46%, respectively. These gains did not, however, keep up with the MSCI EAFE Small Cap Index’s 27.51% return or the MSCI EAFE Index’s 23.44% gain. The tilt toward growth equities in international small-caps was an important headwind for the fund.

As we have noted before, we stick closely to our investment process, which homes in on undervalued yet well-capitalized companies with strong balance sheets, attractive business models, and capable management teams. As markets soared and willingly embraced risk, this more cautious approach did not keep up. We continue to believe that over the long-term our discipline will boost returns and lead to outperformance over a full market cycle—but not each quarter or even every year.

Market & Portfolio Overview

There were multiple significant tailwinds propelling international small-cap equities to a strong twelve months of returns. That said, the first few months were weak. While the so-called “Trump Bump” lifted U.S. equities and many developed markets, the sharp currency swing was even more powerful. So, although international equities rose about 5.5% in local markets, the 8% currency swing created a roughly -3% loss, broadly, for U.S. investors in foreign stocks. Luckily for those investors, the trend turned sharply in 2017 and has persisted since then. That is, the dollar has fallen sharply in the first three quarters of 2017, and international stocks have risen as well.

Indeed, the fundamental improvements abroad have gone hand in hand with market appreciation. In the first quarter of 2017 there was a key sentiment shift; investors became more optimistic about global growth and shifted markedly from areas of slower growth and higher yields, such as consumer staples and healthcare, toward more cyclical areas where growth shines through, such as information technology and industrials. In Spring, the French presidential election was a source of worry—until Macron’s victory became final. Globally investors saw that as a key sign of stability across the Eurozone—rather than a potentially fractious continuation of the forces driving Brexit. Growing optimism spread throughout Europe and helped create a “melt-up” in global markets. Over the course of the year, growth equities tended to outperform: for instance, the MSCI EAFE Small Cap Growth Index gained 29.33%, while the MSCI EAFE Small Cap Value Index rose 26.83%, a difference of 2.50% or 250 basis points (bps).

Portfolio Review

In the past year, the top areas for the fund were real estate and industrials. In the real estate area, our portfolio outperformed due to both helpful stock selection and an underweight to the underperforming sector in the sharp rally. Our industrial weighting was actually a bit low versus the benchmark, but our holdings more than made up for it, adding more than 100 bps to returns in stock-picking. The weakest area for us was consumer staples, where an overweight to the recently out-of-favor area as well as stock picking hurt relative results. In information technology, we did have somewhat detrimental stock selection, but the key headwind (of nearly 100 bps) came from our low weighting in the sector—it was roughly half the benchmark’s.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Some of our stocks had very strong returns. For instance, U.K.-based industrials company Fenner PLC was a top performer, especially in the first quarter of 2017. Fenner is active in polymer technologies, with two distinct business lines. Its Engineered Conveyor Solutions business is a global leader in the manufacture, supply and servicing of heavy-duty conveyor belt systems used in mining. The company’s Advanced Engineered Products (AEP) business develops, manufactures and supplies a range of value-added engineered polymer products into selective niches across a broad spectrum of end markets. In the first quarter of 2017, Fenner announced it was seeing benefits from business refocusing efforts. As a consequence, it suggested results for the financial year would be comfortably above previous expectations. The AEP segment is enjoying the benefit of a strong environment in U.S. oil and gas along with continued market share wins. The AEP segment is continuing to grow nicely, with more opportunities in the development pipeline. Another strong performer for the twelve-month period was Cambian Group, one of the leading specialists in acute behavioral treatment in the U.K. We bought the stock because of Cambian’s strong market position in a fragmented market, high barriers to entry, and strong free cash-flow generation. The stock was strong in the third quarter of 2017 in response to the sale of the adults business and (following receipt of the proceeds) the announcement of a special dividend along with reinstatement of the regular, semi-annual dividend. We believe there is opportunity for occupancy levels in the company’s facilities to rise, and the company has balance sheet capacity for additional inorganic opportunities.

Of course not all of our holdings helped overall portfolio returns. One key detractor was Aryzta AG, an international food company with a leadership position in the specialty bakery segment that was created by the merger of two baking companies. We added the stock in the fourth quarter of 2016, and it suffered a tough first quarter of 2017. The stock performed poorly early in the quarter following a profit warning amid deterioration in top-line revenue and margins in its North American business. Several members of the management team have also stepped down, including the CEO, CFO/COO and the CEO for the Americas. Europe was also weaker than expected, with Brexit impacting results. This surprise profit warning seemingly led the chairman to evaluate the sale of the company’s 49% investment in French frozen food retailer Picard. We have seen new CEO Kevin Toland take charge, and he is expected to focus on free cash flow generation with the announcement of a strategic plan in the next six months. We believe that expectations are low for the stock and we see potential for stabilization in the business and improvement in operating performance over the medium term. Another laggard was Asics, which is the fifth-largest global sports brand by sales. The company has carved out a niche in the hardcore runners category. It is geographically diversified in both developed and emerging markets, and at the time of first purchase we felt there was opportunity for sales recovery in the U.S. and Europe, with valuations trading at a wide discount to global peers’. Since the time of purchase we have been disappointed with the rate of progress. For instance, in the quarterly results reported in August, operating profit declined by 17% on an annualized basis. U.S. sales declined by 11% year-over-year, and European sales by 8% as merchandising reforms are still in progress. We also believe that the trends towards athletic leisure wear is hurting the sales trajectory for Asics. Consequently, we decided to exit our position during the third quarter.

OUTLOOK

As above, our overall sense is that the market is drifting upwards and, with volatility at historically low levels, we are closely monitoring for any changes in the political, economic, or company specific outlooks.

When the typical investor is inclined to add risk in an extended rally, we generally favor monitoring our positions and portfolio more closely for signs of any potential change. Note that this tendency does not amount to a “market call’: in fact, we think the international markets are more likely to rise than fall going forward as their current bull markets are lagging behind what we have seen in the U.S.. The markets tend to track macroeconomic trends, and global growth seems likely to continue its recent acceleration. We also think interest rates will rise in the U.S. in a gradual and measured fashion, leaving non-U.S. currencies well-positioned against the dollar. Indeed, we would worry if central banks attempted to ramp up rates too quickly.

At this stage, we think the greatest risk in international stocks is political. Namely, with less predictable and new global leaders in place in a number of key countries, we are concerned there could be additional saber-rattling, additional populist uprisings, or nationalist outbreaks—any of which could negatively impact the global growth sentiment and outlook. We hope these leaders find a way to pursue a collective interest in supporting the global economy, and we intend to monitor this risk for any important changes.

Advisory Research

Thank you for investing in the Advisory Research International Small Cap Value Fund. We look forward to updating you in 2018.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research International Small Cap Value Fund

FUND PERFORMANCE at October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor class, made at its inception, with a similar investment in the MSCI EAFE Index and MSCI EAFE Small Cap Index. The performance graph above is shown for the Fund’s Investor Class shares, Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2017	1 Year	5 Years	Since Inception	Inception Date
Advisory Research International Small Cap Value Fund – Investor Class	22.42%	10.19%	8.39%	03/31/10
Advisory Research International Small Cap Value Fund – Class I*	22.46%	10.24%	8.43%	12/31/13
MSCI EAFE Index	23.44%	8.53%	6.11%	03/31/10
MSCI EAFE Small Cap Index	27.51%	13.03%	10.01%	03/31/10

*	The performance figures for Class I include the performance for the Investor Class for the periods prior to the start of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Advisory Research International Small Cap Value Fund

FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

Gross and net expense ratios for the Investor Class shares were 1.47% and 1.19%, and for Class I shares were 1.44% and 1.16%, respectively, which were the amounts stated in the current prospectus dated March 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total fund operating expenses do not exceed 1.30% and 1.15% of the average daily net assets of the Investor Class shares and Class I shares, respectively. This agreement is in effect until February 28, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research International Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 96.4%
	Australia – 5.0%
348,445	Beach Energy Ltd.	$260,680
27,530	GrainCorp Ltd. - Class A	179,308
80,638	Orora Ltd.	210,272
56,188	Tassal Group Ltd.	181,254
		831,514
	Austria – 2.0%
11,662	BUWOG A.G.	336,344

	Canada – 1.8%
8,440	Norbord, Inc.	304,209

	Finland – 4.2%
17,330	Kemira OYJ	244,170
27,417	Metsa Board OYJ	203,378
55,746	Technopolis OYJ	251,198
		698,746
	France – 3.4%
6,131	Alstom S.A.	248,032
3,471	Eurazeo S.A.	322,686
		570,718
	Germany – 11.6%
4,281	Aareal Bank A.G.	177,989
5,082	Deutsche EuroShop A.G.	185,741
15,166	ElringKlinger A.G.	265,236
1,070	MTU Aero Engines A.G.	181,063
2,184	Rheinmetall A.G.	259,384
12,151	RIB Software S.E.	299,737
12,494	SAF-Holland S.A.	247,479
8,235	Talanx A.G.	323,405
		1,940,034
	Ireland – 2.8%
15,783	Smurfit Kappa Group PLC	470,732

	Italy – 2.7%
6,497	Buzzi Unicem S.p.A.	180,871
97,317	Iren S.p.A.	267,749
		448,620
	Japan – 28.0%
13,750	Arcs Co., Ltd.	307,631

Advisory Research International Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Japan (Continued)
36,788	Daihen Corp.	$331,494
8,300	Daiseki Co., Ltd.	205,224
8,800	Denka Co., Ltd.	294,012
35,000	Hazama Ando Corp.	285,364
9,994	HIS Co., Ltd.	334,651
3,651	Hogy Medical Co., Ltd.	250,038
2,700	Horiba Ltd.	160,878
26,800	Penta-Ocean Construction Co., Ltd.	177,297
28,400	Shinmaywa Industries Ltd.	279,423
12,788	Ship Healthcare Holdings, Inc.	399,905
67,985	SKY Perfect JSAT Holdings, Inc.	315,229
25,329	Sumitomo Forestry Co., Ltd.	426,543
14,800	Sun Frontier Fudousan Co., Ltd.	178,186
26,000	Takuma Co., Ltd.	319,850
10,700	Toho Holdings Co., Ltd.	210,329
8,737	Transcosmos, Inc.	203,755
		4,679,809
	Netherlands – 2.6%
5,187	Koninklijke DSM N.V.	442,532

	Norway – 5.1%
9,270	Aker A.S.A.	419,999
43,609	Austevoll Seafood A.S.A.	436,498
		856,497
	Singapore – 1.6%
209,800	Yanlord Land Group Ltd.	275,691

	South Africa – 1.0%
23,255	Investec PLC	159,131

	Spain – 1.7%
11,595	Ebro Foods S.A.	278,893

	Sweden – 6.8%
77,685	Cloetta A.B. - B Shares	262,689
24,070	Dometic Group A.B.[1]	209,276
18,455	Granges A.B.	191,237
3,746	Industrivarden A.B. - C Shares	96,259
6,222	Inwido A.B.	68,562
42,197	Kungsleden A.B.	301,113
		1,129,136

Advisory Research International Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Switzerland – 5.2%
9,181	Aryzta A.G.	$291,483
22,529	OC Oerlikon Corp. A.G.	361,415
2,538	Pargesa Holding S.A.	212,526
		865,424
	United Kingdom – 10.9%
35,580	Arrow Global Group PLC	200,418
24,091	Beazley PLC	161,614
16,169	Bovis Homes Group PLC	252,553
82,895	Cambian Group PLC	213,596
34,319	Fenner PLC	157,145
111,272	Lookers PLC	155,033
46,210	N Brown Group PLC	184,865
44,620	Safestore Holdings PLC - REIT	263,619
59,993	Virgin Money Holdings UK PLC	232,410
		1,821,253
	Total Common Stocks (Cost $12,858,651)	16,109,283

Principal Amount

	Short-Term Investments – 3.3%
$544,253	UMB Money Market Fiduciary, 0.01%[2]	544,253

	Total Short-Term Investments (Cost $544,253)	544,253

	Total Investments – 99.7% (Cost $13,402,904)	16,653,536
	Other Assets in Excess of Liabilities – 0.3%	42,451

	Total Net Assets – 100.0%	$16,695,987

PLC – Public Limited Company

REIT – Real Estate Investment Trust

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $209,276, which represents 1.25% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Consumer Products	9.8%
Real Estate	9.7%
Asset Management	6.3%
Chemicals	5.9%
Health Care Facilities/Services	4.9%
Engineering & Construction Services	4.7%
Transportation Equipment	4.6%
Containers & Packaging	4.1%
Forest & Paper Products	3.8%
Automotive	3.1%
Machinery	3.1%
Software	3.0%
Home & Office Products	3.0%
Electrical Equipment	2.9%
Construction Materials	2.9%
Insurance	2.9%
Utilities	2.8%
Banking	2.3%
Specialty Finance	2.3%
Consumer Services	2.0%
Media Content	1.9%
Retail - Consumer Staples	1.8%
Oil, Gas & Coal	1.6%
Medical Equipment/Devices	1.5%
Leisure Products	1.3%
Metals & Mining	1.1%
Retail Discretionary	1.1%
Aerospace & Defense	1.1%
Distributors - Discretionary	0.9%
Total Common Stocks	96.4%
Short-Term Investments	3.3%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

There were strong gains across many areas of the U.S. stock market over the past twelve months. As of October 31, 2017, the Advisory Research Small Company Opportunities Fund returned 16.88% over the past year, which trailed its primary benchmark, the Russell 2000 Value Index’s 24.81% return. As you know, we have a distinctive approach to the small-value market, looking for profitable, well-capitalized companies with strong asset bases that trade at a discount to our estimate of their asset value. While that niche style has been out of favor in the recently ebullient market, we are pleased with the absolute gains delivered to our shareowners.

Market & Portfolio Overview

The overall equity market as well as the small-cap market had solid gains in each of the last four quarters. The one-year period covered here started with a bang, the so-called “Trump Bump” that coincided with the surprising electoral results. Investors cheered the potential for transformative tax reform, the possibility of the repatriation of huge amounts of overseas cash, and a generally pro-growth agenda. In both the fourth quarter of 2016, when the Federal Reserve raised interest rates by 25 basis points (bps), and the first quarter of 2017, economic fundamentals such as GDP growth were good. Over the next six months, however, enthusiasm dipped somewhat—more reflected in bond prices than in equities. While over the last year the 10-year treasury bond yield rose from 1.82% to 2.37%, almost the entire jump was in the last two months of 2016. The yield on the 10-year actually fell from 2.45% when the year began to the slightly lower 2.37% level on October 31, 2017.

The U.S. economy was sound over the last year, with the U.S. Commerce Department reporting 3% annualized growth in late October 2017, the second quarter in a row it was at or above the significant 3% level. Unemployment levels fell from 4.8% last October to 4.2% this September. And inflation slid, but moderately, from 2.1% last November to 1.7% this September. Taken altogether, this is a good economic environment featuring reasonable growth, low unemployment, low inflation, and low interest rates. With that in mind, it’s easy to see why equities broadly had such a good year.

In some respects our message remains similar to last year’s. We focus on companies with profitable businesses, with solid financial positions, low debt levels, and attractive absolute valuation Meanwhile, investors are broadly optimistic and hunting for significant growth—we see this taste for upside in the difference between the Russell 2000 Value Index’s 26% return and the Russell 2000 Growth Index’s 32% jump.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The Advisory Research Small Company Opportunities Fund underperformed the Russell 2000 Value Index during the most recent fiscal year in part because our long-standing preferences were headwinds. For instance, in financial services, the Russell 2000 Value had a more than 42% weighting over the year—much of it in small-cap banks—while we devoted an average of 36% to the sector. Because the sector and banking industry performed well, we lagged by more than 170 bps due to the low weighting. In other sectors, our stock selection was the issue: the portfolio’s few energy stocks fell more sharply than the index’s holdings. We would note that in some sectors, namely producer durables and materials & processing, where we intentionally had much higher weightings than the benchmark, we outperformed the benchmark. Producer durables was the largest source of outperformance given that we also had strong security selection in the area.

Some of our holdings had very strong returns. As was true last year, security specialist The Brinks Company (BCO) was a top performer in the portfolio. Its global business operates in more than 100 countries, with more than 80% of revenues coming from outside the U.S. After years of underperformance (on both a fundamental and stock basis), Doug Pertz arrived as CEO in mid-2016 with plans to improve overall performance, especially in the United States. In early 2017 it reported earnings and revenues that topped consensus estimates with better profit margins. And during the third quarter of 2017 it again surprised analysts, via revenue and profit improvements. Wall Street now seems to share our confidence that Pertz will be able to substantially improve execution and results from the solid base foundation the company has long had. Another top contributor over the past twelve months was Adient plc (ADNT). We added Adient after it was spun out of Johnson Controls (JCI) in late 2016. While the Johnson Controls conglomerate jettisoned Adient to rid itself of an auto parts supply division, we think this company’s key Chinese joint ventures and management’s plan to improve non-Chinese operations give it strong opportunities. The stock performed well in late 2016 and early 2017, took a step back for much of the summer, and then had a very strong third quarter. The recent gains came because the company reported cost savings and showed strength in its unconsolidated joint ventures—revenues were 16% higher year-over-year, much higher than Chinese auto production. These helpful effects were somewhat offset by weak North American sales volumes that crimped revenues in its consolidated operations. Strong stock performance in the quarter came along with market optimism for the auto sector as fear over the U.S. economy subsides. Adient also acquired Futuris, an automotive seating and interior trim maker, which we think will lift the company’s growth profile and North American profits.

Both of the holdings that were most detrimental to performance came from the energy sector. As you may know, oil prices have had a roller-coaster ride the last year, within a range from the low $40s to the mid $50s. Within that choppy environment, small-value energy stocks retreated somewhat, with some suffering more than others. The fund’s most notable detractor over the past year was energy exploration and production company Carrizo Oil & Gas, Inc. (CRZO). We exited the stock amidst its underperformance. At the end of the second quarter, the company announced an all-cash $648 million acquisition in the Permian Basin. The company funded the transaction with a mix of common stock, preferred stock, and senior notes. Although the asset quality was attractive and the price seemed fair, we were disappointed with the details of the deal. Specifically, we were frustrated that management increased leverage amidst a period of uncertain commodity prices—especially given considerable execution risk. Furthermore, we did not like the use of undervalued stock that was at multi-year lows. With many energy stocks selling off sharply this year, we have found better opportunities in companies with better balance sheets, less execution risk, and better overall asset-based profiles. Natural gas and oil company Range Resources Corp. (RRC) slid for much of the period, suffering especially from operational setbacks during the second quarter. These issues lead to a reset of 2017 production and cash-flow expectations following its quarterly earnings announcement in August. Range Resources appears to have moved past the challenges incurred during the quarter fairly quickly. That is, at a September investor conference, the company announced new Louisiana well results that gave us (and the market) some confidence that the company is turning the corner in that state. We continue to think its fundamental strength and focus on operational improvements make it a viable investment.

Outlook

Investors know that markets do not have double-digit returns every year, and after very strong runs they often slow down. Similarly, imbalances within the market—such as when large caps trounce small caps or when growth stocks leave value fare in the dust—also tend to revert. So it would be unsurprising if the 2018 market looked very different from this year’s. Indeed, we believe many stocks are now considerably overvalued, but we have maintained a portfolio of holdings that is both high-quality and inexpensive. As evidence, we offer two simple and straightforward metrics: price to cash flow (a relatively stable measurement of value) and return on equity (a standard quality measurement). The holdings in our small cap value portfolio recently had a 8.7% return on equity, well above the Russell 2000 Value Index’s 4.5% mark—and our companies achieved these greater returns without excess leverage. Moreover, these stocks traded at just 15x cash flows, a discount to the benchmark’s 18x measurement. Thus, when the market turns in favor of smaller quality companies, we think the portfolio is in a position to outperform. At present, 10-year treasuries trade at 40x cash flows—and represent a fixed payment stream. Our companies not only trade more cheaply, but we also expect their cash flows to grow over the time. This points toward a key reason we still see considerable opportunity for the value corners of the market to keep rising.

Advisory Research

We consistently strive to own a portfolio of stocks with the potential for an attractive risk/reward tradeoff. On that score, we remain confident in our process and the current portfolio it has created.

We thank you for your investment in the Advisory Research Small Company Opportunities Fund and look forward to updating you again in 2018.

Advisory Research, Inc.

Return on equity is a measure of how well a company uses its internal business investments to generate earnings growth. It does not represent or predict the performance of the fund itself.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the fund is equity risk, which is the risk that the value of securities held by the fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, or factors relating to specific companies in which the fund invests. The securities of small and micro cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research Small Company Opportunities Fund

FUND PERFORMANCE at October 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2017	1 Year	Since Inception	Inception Date
Advisory Research Small Company Opportunities Fund	16.88%	7.78%	11/01/13
Russell 2000 Value Index	24.81%	9.30%	11/01/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 3.80% and 1.11%, respectively, which were the amounts stated in the current prospectus dated March 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of the Fund. This agreement is in effect until February 28, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Small Company Opportunities Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 94.8%
	Consumer Discretionary – 17.1%
3,500	Adient PLC	$295,260
4,733	Armstrong World Industries, Inc.*	241,856
529	Bojangles', Inc.*	6,480
1,393	Brink's Co.	106,007
2,600	Jack in the Box, Inc.	269,126
4,845	Masonite International Corp.*	325,100
		1,243,829
	Consumer Staples – 9.5%
2,735	Casey's General Stores, Inc.	313,349
4,740	Core-Mark Holding Co., Inc.	161,445
11,410	Flowers Foods, Inc.	217,132
		691,926
	Energy – 3.7%
1,300	Energen Corp.*	67,210
5,120	Range Resources Corp.	92,723
3,130	RSP Permian, Inc.*	107,703
		267,636
	Financials – 38.8%
5,050	Alexander & Baldwin, Inc.	228,462
9,125	Banc of California, Inc.	192,081
6,310	BankUnited, Inc.	219,904
1,120	Enstar Group Ltd.*	255,136
7,985	Equity Commonwealth - REIT*	239,949
12,007	FNB Corp.	161,974
6,125	FNFV Group*	105,656
4,648	Horizon Bancorp	127,913
1,925	Howard Hughes Corp.*	245,688
10,140	Investors Bancorp, Inc.	139,425
3,650	Kennedy-Wilson Holdings, Inc.	70,993
3,695	LegacyTexas Financial Group, Inc.	147,394
4,824	Navigators Group, Inc.	279,792
9,105	Park Sterling Corp.	114,450
2,825	STORE Capital Corp. - REIT	69,749
2,565	Texas Capital Bancshares, Inc.*	220,718
49	United Fire Group, Inc.	2,258
		2,821,542
	Health Care – 4.5%
4,082	Analogic Corp.	327,785

	Industrials – 12.9%
6,039	Allison Transmission Holdings, Inc.	256,597
2,888	EnPro Industries, Inc.	241,841

Advisory Research Small Company Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	Industrials (Continued)
1,645	Esterline Technologies Corp.*	$156,028
1,171	Matson, Inc.	31,887
9,466	TriMas Corp.*	251,322
		937,675
	Materials – 3.7%
559	Eagle Materials, Inc.	59,014
993	Encore Wire Corp.	44,834
2,815	Lydall, Inc.*	162,707
		266,555
	Technology – 4.6%
5,800	Avnet, Inc.	230,840
1,160	Tech Data Corp.*	107,613
		338,453
	Total Common Stocks (Cost $5,895,577)	6,895,401

Principal Amount

	Short-Term Investments – 5.0%
$366,701	UMB Money Market Fiduciary, 0.01%[1]	366,701

	Total Short-Term Investments (Cost $366,701)	366,701

	Total Investments – 99.8% (Cost $6,262,278)	7,262,102
	Other Assets in Excess of Liabilities – 0.2%	13,610

	Total Net Assets – 100.0%	$7,275,712

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Small Company Opportunities Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	18.2%
Real Estate	10.8%
Home & Office Products	9.2%
Insurance	7.4%
Manufactured Goods	6.8%
Design, Manufacturing & Distribution	4.7%
Medical Equipment/Devices	4.5%
Retail - Consumer Staples	4.3%
Automotive	4.1%
Gaming, Lodging & Restaurants	3.8%
Oil, Gas & Coal	3.7%
Transportation Equipment	3.5%
Consumer Products	3.0%
Chemicals	2.2%
Distribution/Wholesale - Consumer Staples	2.2%
Aerospace & Defense	2.1%
Specialty Finance	1.5%
Asset Management	1.0%
Construction Materials	0.8%
Metals & Mining	0.6%
Transportation & Logistics	0.4%
Total Common Stocks	94.8%
Short-Term Investments	5.0%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Strategic Income Fund completed fiscal year 2017 on October 31 with positive absolute performance, recording a 3.83% return and outperformed the Bloomberg Barclays Intermediate Credit Index, which returned 2.08%. Our investment process focuses on finding and investing in several types of income-generating securities, where we believe we can obtain an attractive spread over the yield on treasuries while preserving solid overall credit quality and protecting against downside from fluctuations in interest rates.

Market & Portfolio Overview

Interest rates experienced periods of heightened volatility over the past twelve months. The fiscal year began just prior to the U.S. presidential election in November 2016, with the yield on the 10-year treasury hovering around 1.80% shortly before election day. The surprise Trump victory led to an immediate jump in the 10-year treasury to a yield of 2.06% on the day after the election, and continued to increase to 2.60% over the ensuing weeks, as expectations for fiscal policy initiatives (tax reform, changes to healthcare law, and infrastructure spending) were high. To date, Congress has failed to enact any changes on these policy matters. Nevertheless, economic growth has remained moderately strong and unemployment has fallen to a multi-year low. In addition, the Federal Reserve has implemented three increases in the target Federal Funds rate and announced that it would begin the process of slowly unwinding its balance sheet. All of these factors contributed to a climbing 10-year treasury yield that closed October 2017 near 2.40%.

Portfolio Review

While interest rates across the yield curve were higher at the end of the fiscal year than they were at the start, interest rates remain at a historically low level. As a result, we have maintained a conservative positioning in the fund, with a greater weighting to duration-protected securities (short-intermediate corporate bonds and fixed-to-floating rate securities) than longer duration securities (fixed-rate preferred securities and dividend-paying common stocks). The fund’s holdings of short-intermediate corporate bonds have date certain maturities generally ranging from four to ten years. Their relatively short-term nature may provide downside protection given a return of principal at maturity. The fund’s holdings of fixed-to-floating-rate securities have a fixed coupon for a period of time but then switch to a floating rate, typically ten years from initial issuance. These securities can offer a level of protection should interest rise in the future, because their coupons reset based on the prevailing level of interest rates, typically a mark-up over the three-month LIBOR.1

Additionally, we added an allocation of treasuries to the portfolio during the latter half of the fiscal year, largely due to narrowing credit spreads. (Credit spreads are the additional yield over of a treasury of comparable maturity that an investor requires to hold a riskier asset, such as a corporate bond.) As credit spreads narrow, an investor receives less additional yield relative to a treasury bond, which is viewed as a risk-free asset. While narrowing spreads can be an indication of an improving economy, our view is that, in some cases, spreads have narrowed to levels such that an investor is not receiving sufficient compensation for taking on added risk.

The performance data quoted presents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The fund’s outperformance for the fiscal year was broad-based, as each of the portfolio’s major asset classes contributed to positive performance and posted better returns than the benchmark. We continue to believe that the fund is well-positioned given that we expect interest rates to drift higher over the next few years. Rising yields pose a risk for long duration securities, which is one of the key reasons we shifted the portfolio toward fixed-to-floating rate securities and short-intermediate corporate bonds while lowering our exposure to fixed-rate preferreds.

[1]	London Interbank Offered Rate – the benchmark rate that some of the world’s leading banks charge each other for short-term loans.

Outlook

Moving forward, we would expect the Federal Reserve to continue to raise interest rates at a gradual pace. In addition, based on recent Fed commentary, we anticipate that a meaningful reduction in the Fed’s balance sheet will take place over the course of several years. These actions are likely to put an upwards bias on interest rates as a whole.

The U.S. economy is now in its ninth year of an up cycle, one of the longest on record. We do not foresee a recession in the near term, but recessions do tend to materialize every decade or so.

Given the level of interest rates (low), spreads (narrow), and the point at which we are in the economic cycle (late expansion), we believe our overall positioning, particularly relative to our peers, is prudent. Longer term, we believe that maintaining a diversified portfolio of securities from high-quality issuers is paramount to investment success, particularly in an environment that will likely see continued volatility in financial markets.

As we have done in the past, we will adjust our portfolio’s weightings of longer duration and short/intermediate duration securities taking into account a variety of factors, including the current yield curve, comparable yields abroad, credit spreads, and underlying economic trends.

We thank you for investing in the Advisory Research Strategic Income Fund and look forward to updating you again in 2018.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, difference in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Stocks are subject to substantial risks that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund may write covered call options on its holdings and will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.

Advisory Research Strategic Income Fund

FUND PERFORMANCE at October 31, 2017 (Unaudited)

The Fund commenced operations on December 31, 2012, after the conversion of a limited partnership account, Advisory Research Value Income Fund, L.P., which commenced operations on June 30, 2003, (the “Predecessor Account”). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. This graph compares a hypothetical $10,000 investment in the Predecessor Account, with a similar investment in the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index and the Bloomberg Barclays Intermediate Credit Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index: Consists of fixed-rate, U.S. dollar-denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Securities must be rated investment grade including the country of risk and must be issued as public securities or 144a filing and a minimum outstanding of $100 million. The index includes perpetual preferred securities, American Depository Shares/Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both DRD-eligible and non-DRD-eligible preferred stock and senior debt. The Bloomberg Barclays Intermediate Credit Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as Of October 31, 2017	1 Year	5 Years	10 Years	Since Inception	Inception Date
Advisory Research Strategic Income Fund	3.83%	3.79%	3.40%	4.16%	06/30/03
ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index	6.57%	6.14%	3.97%	3.77%	06/30/03
Bloomberg Barclays Intermediate Credit Index	2.08%	2.49%	4.68%	4.30%	06/30/03

The performance table above includes information for the Predecessor Account prior to December 31, 2012. The returns for the Predecessor Account reflect its performance prior to December 31, 2012 and have been adjusted to reflect the Fund’s estimated gross annual expense ratio as set forth in the Fund’s prospectus dated December 31, 2012 as amended.

Advisory Research Strategic Income Fund

FUND PERFORMANCE at October 31, 2017 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 2.02% and 0.94%, respectively, which were the amounts stated in the current prospectus dated March 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of average daily net assets of the Fund. This agreement is in effect until February 28, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2017

Number of Shares		Value

	Common Stocks – 3.7%
	Communications – 0.5%
1,263	BCE, Inc.	$58,300

	Consumer Staples – 0.9%
796	Altria Group, Inc.	51,119
621	Kraft Heinz Co.	48,022
		99,141
	Financials – 1.7%
1,905	Blackstone Group LP	63,418
1,404	Oaktree Capital Group LLC	64,303
879	Ventas, Inc. - REIT	55,157
		182,878
	Health Care – 0.6%
461	Johnson & Johnson	64,268

	Total Common Stocks (Cost $338,314)	404,587

Principal Amount

	Corporate Bonds – 48.0%
	Communications – 1.1%
$100,000	Pacific Bell Telephone Co. 7.125%, 3/15/2026	123,254

	Consumer Discretionary – 6.9%
125,000	Block Financial LLC 5.250%, 10/1/2025[1]	135,600
125,000	Kohl's Corp. 4.750%, 12/15/2023[1]	130,082
150,000	L Brands, Inc. 5.625%, 10/15/2023	159,750
310,000	Stanley Black & Decker, Inc. 5.750%, 12/15/2053[1,2]	319,145
		744,577
	Consumer Staples – 1.4%
150,000	Kroger Co. 3.700%, 8/1/2027[1]	149,088

	Financials – 16.0%
100,000	Apollo Investment Corp. 5.250%, 3/3/2025	102,536
240,000	Charles Schwab Corp. 7.000%, N/A2,3	276,300
175,000	Goldman Sachs Group, Inc. 5.700%, N/A1,2,3	180,688

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Financials (Continued)
$300,000	JPMorgan Chase & Co. 6.750%, N/A1,2,3	$343,875
325,000	M&T Bank Corp. 6.450%, N/A1,2,3	369,687
100,000	MetLife, Inc. 6.400%, 12/15/2066[1]	115,375
150,000	Voya Financial, Inc. 5.650%, 5/15/2053[1,2]	158,250
145,000	Weyerhaeuser Co. 7.950%, 3/15/2025	181,481
		1,728,192
	Industrials – 8.7%
235,000	Actuant Corp. 5.625%, 6/15/2022[1]	241,463
290,000	General Electric Co. 5.000%, N/A1,2,3	302,687
125,000	Hexcel Corp. 4.700%, 8/15/2025[1]	134,460
150,000	Oshkosh Corp. 5.375%, 3/1/2022[1]	156,000
100,000	Trinity Industries, Inc. 4.550%, 10/1/2024[1]	103,448
		938,058
	Materials – 1.9%
200,000	Eagle Materials, Inc. 4.500%, 8/1/2026[1]	208,500

	Technology – 5.9%
175,000	Avnet, Inc. 4.625%, 4/15/2026[1]	182,514
	CDW LLC / CDW Finance Corp.
160,000	5.000%, 9/1/2023[1]	167,000
150,000	5.000%, 9/1/2025[1]	157,313
125,000	Tech Data Corp. 4.950%, 2/15/2027[1]	131,252
		638,079
	Utilities – 6.1%
150,000	Dominion Energy, Inc. 5.750%, 10/1/2054[1,2]	162,735
255,000	Southern California Edison Co. 6.250%, N/A1,2,3	287,831

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	CORPORATE BONDS (Continued)
	Utilities (Continued)
$200,000	Southern Co. 5.500%, 3/15/2057[1,2]	$212,764
		663,330
	Total Corporate Bonds (Cost $4,972,936)	5,193,078

Number of Shares

	Preferred Stocks – 31.1%
	Communications – 1.2%
5,000	Verizon Communications, Inc. 5.900%, 2/15/2019[1]	134,500

	Consumer Discretionary – 1.3%
5,000	eBay, Inc. 6.000%, 3/1/2021[1]	135,400

	Consumer Staples – 1.2%
	CHS, Inc.
2,585	7.100%, N/A1,2,3	71,527
2,000	7.500%, N/A1,3	57,300
		128,827
	Financials – 26.7%
5,000	Allstate Corp. 6.750%, N/A1,3	131,400
5,000	American Financial Group, Inc. 6.250%, 9/30/2019[1]	131,250
5,500	Bank of America Corp. 6.625%, N/A1,3	148,500
4,000	BB&T Corp. 5.850%, N/A1,3	102,560
6,000	Capital One Financial Corp. 6.700%, N/A1,3	162,300
3,500	Charles Schwab Corp. 6.000%, N/A1,3	88,830
	Citigroup, Inc.
4,500	6.875%, N/A1,3	121,455
2,600	6.875%, N/A1,2,3	75,114
5,000	Discover Financial Services 6.500%, N/A1,3	127,000
2,535	Fifth Third Bancorp 6.625%, N/A1,2,3	72,222
5,000	First Republic Bank 7.000%, N/A1,3	133,250

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	Financials (Continued)
2,762	GMAC Capital Trust I 7.100% (LIBOR 3 Month + 579 basis points), 11/30/2017[1,4]	$72,530
5,000	Goldman Sachs Group, Inc. 6.300%, N/A1,3	136,550
2,746	Hartford Financial Services Group, Inc. 7.875%, 4/15/2022[1,2]	82,188
3,000	JPMorgan Chase & Co. 6.700%, N/A1,3	80,250
1,156	KeyCorp 6.125%, N/A1,2,3	33,744
	Morgan Stanley
5,000	6.625%, N/A1,3	133,900
2,237	7.125%, N/A1,2,3	64,761
2,730	Navient Corp. 3.778% (U.S. CPI Urban Consumers + 205 basis points), 1/16/18[2]	68,577
2,576	PNC Financial Services Group, Inc. 6.125%, N/A1,2,3	72,695
557	PS Business Parks, Inc. 6.000%, N/A1,3	14,070
8,500	Public Storage 6.375%, N/A1,3	225,250
6,500	State Street Corp. 6.000%, N/A1,3	175,045
5,000	Triangle Capital Corp. 6.375%, 3/15/2018[1]	127,300
1,232	U.S. Bancorp 6.500%, N/A1,2,3	35,457
7,500	Wells Fargo & Co. 8.000%, N/A1,3	191,400
2,454	Zions Bancorporation 6.950%, 9/15/2023[1,2]	73,178
		2,880,776
	Utilities – 0.7%
3,000	Southern Co. 6.250%, 10/15/2020[1]	80,940

	Total Preferred Stocks (Cost $3,307,922)	3,360,443

Principal Amount

U.S. Treasury Securities – 11.4%
United States Treasury Note
$265,000	1.500%, 8/15/2020	263,510

Advisory Research Strategic Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2017

Principal Amount		Value

	U.S. Treasury Securities (Continued)
$265,000	1.875%, 7/31/2022	$263,468
250,000	1.375%, 9/30/2023	239,541
265,000	2.125%, 7/31/2024	263,561
200,000	2.250%, 8/15/2027	197,797

	Total U.S. Treasury Securities (Cost $1,236,095)	1,227,877

	Short-Term Investments – 4.8%
316,395	UMB Money Market Fiduciary, 0.01%[5]	316,395
200,000	United States Treasury Bill, 0.00%, 8/16/18	197,836

	Total Short-Term Investments (Cost $514,459)	514,231

	Total Investments – 99.0% (Cost $10,369,726)	10,700,216
	Other Assets in Excess of Liabilities – 1.0%	106,125

	Total Net Assets – 100.0%	$10,806,341

LP – Limited Partnership

REIT – Real Estate Investment Trust

[1]	Callable.
[2]	Variable rate security.
[3]	Perpetual security. Maturity date is not applicable.
[4]	Floating rate security.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund

SUMMARY OF INVESTMENTS

As of October 31, 2017

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	16.0%
Industrials	8.7%
Consumer Discretionary	6.9%
Utilities	6.1%
Technology	5.9%
Materials	1.9%
Consumer Staples	1.4%
Communications	1.1%
Total Corporate Bonds	48.0%
Preferred Stocks
Financials	26.7%
Consumer Discretionary	1.3%
Communications	1.2%
Consumer Staples	1.2%
Utilities	0.7%
Total Preferred Stocks	31.1%
Common Stocks
Financials	1.7%
Consumer Staples	0.9%
Health Care	0.6%
Communications	0.5%
Total Common Stocks	3.7%
U.S. Treasury Securities	11.4%
Total U.S. Treasury Securities	11.4%
Short-Term Investments	4.8%
Total Investments	99.0%
Other Assets in Excess of Liabilities	1.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2017

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund
Assets:
Investments, at cost	$11,593,630	$28,592,318	$10,345,857
Foreign currency, at cost	-	41,843	-
Investments, at value	$15,640,811	$33,102,842	$11,058,238
Foreign currency, at value	-	41,940	-
Receivables:
Dividends and interest	6,496	13,185	22,692
Due from Advisor	740	-	9,934
Prepaid expenses	10,803	10,425	7,384
Total assets	15,658,850	33,168,392	11,098,248

Liabilities:
Payables:
Advisory fees	-	12,106	-
Auditing fees	17,799	17,460	17,667
Legal fees	11,853	3,681	6,843
Fund accounting fees	6,337	10,087	10,703
Fund administration fees	5,168	4,564	5,285
Transfer agent fees and expenses	3,329	3,396	3,866
Shareholder reporting fees	2,806	2,185	1,606
Custody fees	2,697	12,175	8,489
Chief Compliance Officer fees	1,326	1,602	1,547
Trustees' fees and expenses	1,120	1,471	1,177
Trustees' deferred compensation (Note 3)	144	146	144
Non-U.S. taxes	-	29,366	-
Other accrued expenses	3,229	472	3,176
Total liabilities	55,808	98,711	60,503

Net Assets	$15,603,042	$33,069,681	$11,037,745

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$10,217,264	$31,200,911	$8,886,758
Accumulated net investment income	40,508	474,237	193,643
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,298,089	(3,086,757)	1,244,783
Net unrealized appreciation on:
Investments	4,047,181	4,481,158 *	712,381
Foreign currency translations	-	132	180
Net Assets	$15,603,042	$33,069,681	$11,037,745

Shares of beneficial interest issued and outstanding	1,056,088	3,079,176	831,368
Net asset value per share	$14.77	$10.74	$13.28

*	Net of deferred non-U.S. taxes.

See accompanying Notes to Financial Statements.

Advisory Research Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2017

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Assets:
Investments, at cost	$13,402,904	$6,262,278	$10,369,726
Foreign currency, at cost	-	-	-
Investments, at value	$16,653,536	$7,262,102	$10,700,216
Receivables:
Investment securities sold	-	47,453	52,424
Dividends and interest	107,917	1,742	78,967
Due from Advisor	13,897	8,681	4,402
Prepaid expenses	8	10,907	23,883
Total assets	16,775,358	7,330,885	10,859,892

Liabilities:
Payables:
Investment securities purchased	-	8,760	-
Shareholder servicing fees (Note 7)	20	-	-
Auditing fees	17,598	18,208	17,752
Legal fees	8,401	3,812	10,060
Fund accounting fees	14,491	4,220	7,158
Fund administration fees	7,026	4,261	4,947
Transfer agent fees and expenses	7,767	3,433	3,693
Shareholder reporting fees	6,012	3,626	2,205
Custody fees	10,465	3,559	1,384
Chief Compliance Officer fees	1,014	1,050	994
Trustees' fees and expenses	1,698	1,582	1,950
Trustees' deferred compensation (Note 3)	145	144	144
Other accrued expenses	4,734	2,518	3,264
Total liabilities	79,371	55,173	53,551

Net Assets	$16,695,987	$7,275,712	$10,806,341

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$16,711,544	$5,902,453	$10,416,369
Accumulated net investment income (loss)	836,811	(7,181)	35,268
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,104,503)	380,616	24,214
Net unrealized appreciation on:
Investments	3,250,632	999,824	330,490
Foreign currency translations	1,503	-	-
Net Assets	$16,695,987	$7,275,712	$10,806,341

Shares of beneficial interest issued and outstanding		587,684	1,141,804
Net asset value per share		$12.38	$9.46

Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding	$12,780,581
Shares of beneficial interest issued and outstanding	931,804
Net asset value per share	$13.72

Class I shares:
Net assets applicable to shares outstanding	$3,915,406
Shares of beneficial interest issued and outstanding	285,337
Net asset value per share	$13.72

See accompanying Notes to Financial Statements.

Advisory Research Funds

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2017

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $0, $77,071 and $16,179, respectively)	$260,726	$978,990	$257,704
Interest	100	80	34
Total investment income	260,826	979,070	257,738

Expenses:
Advisory fees	134,956	313,057	97,367
Fund administration fees	36,427	40,143	42,139
Fund accounting fees	33,839	69,882	67,569
Transfer agent fees and expenses	19,677	19,920	19,674
Registration fees	18,801	18,998	18,838
Auditing fees	17,801	17,600	17,600
Legal fees	17,738	12,501	19,276
Custody fees	9,132	84,073	29,463
Trustees' fees and expenses	7,001	8,001	7,501
Shareholder reporting fees	4,800	5,701	4,000
Chief Compliance Officer fees	4,449	4,201	4,201
Insurance fees	1,248	1,248	1,201
Miscellaneous	7,001	5,006	7,529
Total expenses	312,870	600,331	336,358
Advisory fees waived	(132,929)	(177,705)	(97,367)
Other expenses absorbed	-	-	(105,111)
Net expenses	179,941	422,626	133,880
Net investment income (loss)	80,885	556,444	123,858

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	1,563,413	173,239	1,574,947
Foreign currency transactions	-	(38,016)	(10,410)
Net realized gain	1,563,413	135,223	1,564,537
Net change in unrealized appreciation/depreciation on:
Investments	2,196,607	4,363,939 [1]	706,141
Foreign currency translations	-	837	2,768
Net change in unrealized appreciation/depreciation	2,196,607	4,364,776	708,909
Net increase from payment by affiliates (Note 3)	-	-	2,578
Net realized and unrealized gain (loss) on investments and foreign currency	3,760,020	4,499,999	2,276,024
Net Increase in Net Assets from Operations	$3,840,905	$5,056,443	$2,399,882

[1]	Net of non-U.S. taxes $3,706

See accompanying Notes to Financial Statements.

Advisory Research Funds

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2017

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Investment Income:
Dividends (net of foreign withholding taxes of $105,278, $0 and $386, respectively)	$943,720	$71,281	$258,164
Interest	102	41	219,531
Total investment income	943,822	71,322	477,695

Expenses:
Advisory fees	328,045	55,294	66,616
Fund administration fees	50,705	36,518	35,416
Fund accounting fees	79,266	27,452	38,799
Transfer agent fees and expenses	36,547	19,294	19,608
Registration fees	45,001	20,750	9,001
Auditing fees	17,600	17,600	17,600
Legal fees	17,498	18,349	19,998
Custody fees	49,100	18,426	6,650
Trustees' fees and expenses	7,801	7,501	7,801
Shareholder reporting fees	7,599	1,500	3,000
Chief Compliance Officer fees	4,201	4,201	4,201
Insurance fees	1,350	1,201	901
Shareholder servicing fees (Note 7)	6,790	-	-
Miscellaneous	8,202	5,599	7,001
Total expenses	659,705	233,685	236,592
Advisory fees waived	(233,744)	(55,294)	(66,616)
Other expenses absorbed	-	(102,379)	(84,330)
Net expenses	425,961	76,012	85,646
Net investment income (loss)	517,861	(4,690)	392,049

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	6,548,969	377,405	13,616
Foreign currency transactions	(23,378)	-	-
Net realized gain	6,525,591	377,405	13,616
Net change in unrealized appreciation/depreciation on:
Investments	882,811	644,561	(141,593)
Foreign currency translations	14,922	-	-
Net change in unrealized appreciation/depreciation	897,733	644,561	(141,593)
Net increase from payment by affiliates (Note 3)	3,956	-	-
Net realized and unrealized gain (loss) on investments and foreign currency	7,427,280	1,021,966	(127,977)
Net Increase in Net Assets from Operations	$7,945,141	$1,017,276	$264,072

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase in Net Assets From:
Operations:
Net investment income	$80,885	$168,340
Net realized gain on:
Investments	1,563,413	1,248,392
Net change in unrealized appreciation/depreciation on:
Investments	2,196,607	(480,731)
Net increase in net assets resulting from operations	3,840,905	936,001

Distributions to Shareholders:
From net investment income	(141,094)	(249,614)
From net realized gains	(1,359,042)	(4,218,219)
Total distributions to shareholders	(1,500,136)	(4,467,833)

Capital Transactions:
Proceeds from shares sold	1,283,160	5,110,372
Reinvestment of distributions	942,295	1,951,060
Cost of shares redeemed[1]	(9,863,054)	(12,073,991)
Net decrease in net assets from capital transactions	(7,637,599)	(5,012,559)

Total decrease in net assets	(5,296,830)	(8,544,391)

Net Assets:
Beginning of period	20,899,872	29,444,263
End of period	$15,603,042	$20,899,872

Accumulated net investment income	$40,508	$114,128

Capital Share Transactions:
Shares sold	92,121	448,157
Shares issued on reinvestment	71,116	160,581
Shares redeemed	(716,685)	(958,909)
Net decrease in capital share transactions	(553,448)	(350,171)

[1]	Net of redemption fee proceeds of $885 and $56,890, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$556,444	$543,130
Net realized loss on:
Investments	173,239	(1,390,376)
Foreign currency transactions	(38,016)	(35,545)
Net change in unrealized appreciation/depreciation on:
Investments	4,363,939	3,175,552
Foreign currency translations	837	(1,831)
Net increase in net assets resulting from operations	5,056,443	2,290,930

Distributions to Shareholders:
From net investment income	(624,287)	(520,807)
Total distributions to shareholders	(624,287)	(520,807)

Capital Transactions:
Proceeds from shares sold	4,243,156	3,512,080
Reinvestment of distributions	558,114	451,869
Cost of shares redeemed[1]	(5,608,584)	(6,487,903)
Net decrease in net assets from capital transactions	(807,314)	(2,523,954)

Total increase (decrease) in net assets	3,624,842	(753,831)

Net Assets:
Beginning of year	29,444,839	30,198,670
End of year	$33,069,681	$29,444,839

Accumulated net investment income	$474,237	$391,660

Capital Share Transactions:
Shares sold	439,001	408,781
Shares issued on reinvestment	63,566	55,444
Shares redeemed	(579,061)	(747,096)
Net decrease in capital share transactions	(76,494)	(282,871)

[1]	Net of redemption fee proceeds of $210 and $130, respectively

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$123,858	$166,869
Net realized gain (loss) on:
Investments	1,574,947	(185,104)
Foreign currency transactions	(10,410)	(251)
Net change in unrealized appreciation/depreciation on:
Investments	706,141	78,192
Foreign currency translations	2,768	(328)
Net increase from payments by affiliates (Note 3)	2,578	-
Net increase in net assets resulting from operations	2,399,882	59,378

Distributions to Shareholders:
From net investment income	(152,816)	(177,445)
From net realized gains	-	(684,763)
Total distributions to shareholders	(152,816)	(862,208)

Capital Transactions:
Proceeds from shares sold	385,186	2,033,700
Reinvestment of distributions	96,796	339,533
Cost of shares redeemed[1]	(4,416,264)	(3,976,913)
Net decrease in net assets from capital transactions	(3,934,282)	(1,603,680)

Total decrease in net assets	(1,687,216)	(2,406,510)

Net Assets:
Beginning of period	12,724,961	15,131,471
End of period	$11,037,745	$12,724,961

Accumulated net investment income	$193,643	$99,394

Capital Share Transactions:
Shares sold	31,997	203,791
Shares issued on reinvestment	8,238	31,762
Shares redeemed	(357,366)	(375,147)
Net decrease in capital share transactions	(317,131)	(139,594)

[1]	Net of redemption fee proceeds of $0 and $307, respectively.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$517,861	$974,014
Net realized gain (loss) on:
Investments	6,548,969	(9,649,344)
Foreign currency transactions	(23,378)	(106,775)
Net change in unrealized appreciation/depreciation on:
Investments	882,811	5,720,514
Foreign currency translations	14,922	239
Net increase from payment by affiliates (Note 3)	3,956	234
Net increase (decrease) in net assets resulting from operations	7,945,141	(3,061,118)

Distributions to Shareholders:
From net investment income:
Investor Class	(135,327)	(392,036)
Class I	(503,804)	(1,415,093)
From net realized gains:
Investor Class	-	(456,384)
Return of capital	-	(1,598,525)
Total distributions to shareholders	(639,131)	(3,862,038)

Capital Transactions:
Proceeds from shares sold:
Investor Class	6,605,819	1,973,171
Class I	5,111,828	17,505,467
Reinvestment of distributions:
Investor Class	117,950	780,729
Class I	490,174	2,899,770
Cost of shares redeemed:
Investor Class [1]	(7,982,881)	(24,197,369)
Class I [2]	(45,859,738)	(111,467,521)
Net decrease in net assets from capital transactions	(41,516,848)	(112,505,753)

Total decrease in net assets	(34,210,838)	(119,428,909)

Net Assets:
Beginning of period	50,906,825	170,335,734
End of period	$16,695,987	$50,906,825

Accumulated net investment income	$836,811	$361,096

Capital Share Transactions:
Shares sold:
Investor Class	558,212	187,925
Class I	441,856	1,653,434
Shares issued on reinvestment:
Investor Class	10,607	74,854
Class I	44,080	278,022
Shares redeemed:
Investor Class	(663,280)	(2,321,014)
Class I	(3,661,742)	(10,650,736)
Net decrease in capital share transactions	(3,270,267)	(10,777,515)

[1]	Net of redemption fee proceeds of $1,389 and $34, respectively.
[2]	Net of redemption fee proceeds of $77 and $5,838, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Small Company Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase in Net Assets From:
Operations:
Net investment income (loss)	$(4,690)	$52,012
Net realized gain on:
Investments	377,405	72,995
Net change in unrealized appreciation/depreciation on:
Investments	644,561	136,871
Net increase from payment by affiliates	-	1,270
Net increase in net assets resulting from operations	1,017,276	263,148

Distributions to Shareholders:
From net investment income	(37,103)	-
From net realized gains	(38,003)	(87,740)
Total distributions to shareholders	(75,106)	(87,740)

Capital Transactions:
Proceeds from shares sold	585,302	840,000
Reinvestment of distributions	6,145	7,457
Cost of shares redeemed[1]	(180,204)	(3,614)
Net increase in net assets from capital transactions	411,243	843,843

Total increase in net assets	1,353,413	1,019,251

Net Assets:
Beginning of period	5,922,299	4,903,048
End of period	$7,275,712	$5,922,299

Accumulated net investment income (loss)	$(7,181)	$37,099

Capital Share Transactions:
Shares sold	49,113	89,376
Shares issued on reinvestment	509	742
Shares redeemed	(14,900)	(360)
Net increase in capital share transactions	34,722	89,759

[1]	Net of redemption fee proceeds of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$392,049	$621,016
Net realized gain (loss) on:
Investments	13,616	(34,942)
Net change in unrealized appreciation/depreciation on:
Investments	(141,593)	(298,329)
Net increase in net assets resulting from operations	264,072	287,745

Distributions to Shareholders:
From net investment income	(366,157)	(644,235)
From net realized gains	(816)	(210,802)
Total distributions to shareholders	(366,973)	(855,037)

Capital Transactions:
Proceeds from shares sold	2,718,749	1,473,052
Reinvestment of distributions	326,436	753,516
Cost of shares redeemed[1]	(4,599,187)	(19,511,312)
Net decrease in net assets from capital transactions	(1,554,002)	(17,284,744)

Total decrease in net assets	(1,656,903)	(17,852,036)

Net Assets:
Beginning of period	12,463,244	30,315,280
End of period	$10,806,341	$12,463,244

Accumulated net investment income	$35,268	$11,373

Capital Share Transactions:
Shares sold	287,011	154,890
Shares issued on reinvestment	34,804	80,002
Shares redeemed	(496,607)	(2,042,993)
Net decrease in capital share transactions	(174,792)	(1,808,101)

[1]	Net of redemption fee proceeds of $200 and $107, respectively.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,

	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.99	$15.02	$17.07	$16.22	$12.84
Income from investment operations:
Net investment income[1]	0.06	0.09	0.11	0.08	0.08
Net realized and unrealized gain (loss) on investments	2.68	0.26	(0.31)	1.66	3.42
Total from investment operations	2.74	0.35	(0.20)	1.74	3.50

Less distributions:
From net investment income	(0.09)	(0.13)	(0.08)	(0.05)	(0.12)
From net realized gain	(0.87)	(2.28)	(1.77)	(0.84)	-
Total distributions	(0.96)	(2.41)	(1.85)	(0.89)	(0.12)

Redemption fee proceeds[1]	- [2]	0.03	- [2]	- [2]	- [2]

Net asset value, end of period	$14.77	$12.99	$15.02	$17.07	$16.22

Total return[3]	21.93%	3.57%	(1.10%)	11.18%	27.46%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$15.6	$20.9	$29.4	$60.3	$56.6

Ratio of expenses to average net assets: [4]
Before fees waived and expenses absorbed	1.74%	1.52%	1.23%	1.14%	1.43%
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	1.03%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.29%)	0.18%	0.49%	0.39%	0.33%
After fees waived and expenses absorbed	0.45%	0.70%	0.72%	0.50%	0.56%

Portfolio turnover rate	31%	51%	56%	44%	40%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the All Cap Cap Value Fund to 1.20%. Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.00%.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended October 31,			November 1, 2013*
				through
	2017	2016	2015	October 31, 2014
Net asset value, beginning of period	$9.33	$8.78	$10.58	$10.00
Income from Investment Operations
Net investment income[1]	0.18	0.17	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.42	0.54	(1.46)	0.50
Total from investment operations	1.60	0.71	(1.34)	0.59

Less Distributions:
From net investment income	(0.19)	(0.16)	(0.16)	(0.01)
From net realized gain	-	-	(0.30)	-
Total distributions	(0.19)	(0.16)	(0.46)	(0.01)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.74	$9.33	$8.78	$10.58

Total return[3]	17.76%	8.30%	(12.89%)	5.87%[4]

Ratios and Supplemental Data
Net assets, end of period (millions)	$33.1	$29.4	$30.2	$25.0

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.92%	1.93%	1.94%	2.63%[5]
After fees waived and expenses absorbed	1.35%	1.35%	1.35%	1.35%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.21%	1.33%	0.75%	(0.37%)[5]
After fees waived and expenses absorbed	1.78%	1.91%	1.34%	0.91%[5]

Portfolio turnover rate	69%	32%	51%	67%[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,

	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.08	$11.75	$13.17	$14.22	$11.44
Income from investment operations:
Net investment income[1]	0.13	0.13	0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	2.20	(0.12)	(0.29)	0.18	2.83
Total from investment operations	2.33	0.01	(0.16)	0.32	2.94

Less distributions:
From net investment income	(0.13)	(0.14)	(0.15)	(0.17)	(0.16)
From net realized gain	-	(0.54)	(1.11)	(1.20)	-
Total distributions	(0.13)	(0.68)	(1.26)	(1.37)	(0.16)

Redemption fee proceeds[1]	-	- [2]	- [2]	- [2]	- [2]

Net increase from payments by affiliates (Note 3)	- [2,3]	-	-	-	-

Net asset value, end of period	$13.28	$11.08	$11.75	$13.17	$14.22

Total return[4]	21.21%	0.30%	(1.09%)	2.44%	26.00%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$11.0	$12.7	$15.1	$20.8	$22.3

Ratio of expenses to average net assets:[5]
Before fees waived and expenses absorbed	2.76%	2.37%	2.03%	1.82%	2.05%
After fees waived and expenses absorbed	1.10%	1.10%	1.10%	1.14%	1.35%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.65%)	(0.03%)	0.13%	0.35%	0.13%
After fees waived and expenses absorbed	1.02%	1.24%	1.06%	1.03%	0.83%
Portfolio turnover rate	110%	23%	71%	47%	93%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Reimbursement had no impact to the Fund's Performance (see Note 3).
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the Global Value Fund to 1.35%.

Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,

	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.34	$11.15	$12.53	$12.98	$10.48
Income from investment operations:
Net investment income[1]	0.17	0.11	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	2.35	0.36	(0.54)	0.18	2.63
Total from investment operations	2.52	0.47	(0.39)	0.34	2.80

Less Distributions:
From net investment income	(0.14)	(0.13)	(0.16)	(0.30)	(0.21)
From net realized gain	-	(0.15)	(0.83)	(0.49)	(0.09)
Total distributions	(0.14)	(0.28)	(0.99)	(0.79)	(0.30)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net increase from payments by affiliates (Note 3)	- [2,3]	- [2,3]	-	-	-

Net asset value, end of period	$13.72	$11.34	$11.15	$12.53	$12.98

Total return[4]	22.42%	4.43%	(2.94%)	2.84%	27.30%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$12.8	$11.7	$34.4	$31.8	$115.4

Ratio of expenses to average net assets:[5]
Before fees waived and expenses absorbed	1.84%	1.46%	1.24%	1.27%	1.42%
After fees waived and expenses absorbed	1.20%	1.18%	1.19%	1.19%	1.28%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.75%	0.79%	1.27%	1.17%	1.30%
After fees waived and expenses absorbed	1.39%	1.07%	1.32%	1.25%	1.44%

Portfolio turnover rate	50%	32%	38%	39%	40%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Reimbursement had no impact to the Fund's Performance (see Note 3).
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Prior to April 1, 2013, the Advisor had contractually agreed to limit the operating expenses of the International Small Cap Value Fund Investor Class to 1.35%.

For the period April 1, 2013 through December 31, 2013, the Advisor had contractually agreed to limit the operating expenses of the Investor Class to 1.25%.

Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses of the Investor Class to 1.30%.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended October 31,			December 31, 2013*
				through
	2017	2016	2015	October 31, 2014
Net asset value, beginning of period	$11.35	$11.16	$12.54	$12.44
Income from investment operations:
Net investment income[1]	0.17	0.12	0.16	0.18
Net realized and unrealized gain (loss) on investments	2.35	0.35	(0.54)	(0.08)
Total from investment operations	2.52	0.47	(0.38)	0.10

Less Distributions:
From net investment income	(0.15)	(0.13)	(0.17)	-
From net realized gain	-	(0.15)	(0.83)	-
Total distributions	(0.15)	(0.28)	(1.00)	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net increase from payments by affiliates (Note 3)	- [2,3]	- [2,3]	-	-

Net asset value, end of period	$13.72	$11.35	$11.16	$12.54

Total return[4]	22.46%	4.47%	(2.90%)	0.80%[5]

Ratios and Supplemental Data:
Net assets, end of period (millions)	$3.9	$39.3	$135.9	$110.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.79%	1.43%	1.20%	1.23%[6]
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	1.15%[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.80%	0.82%	1.31%	1.55%[6]
After fees waived and expenses absorbed	1.44%	1.10%	1.36%	1.63%[6]

Portfolio turnover rate	50%	32%	38%	39%[5]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Reimbursement had no impact to the Fund's Performance (see Note 3).
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Small Company Opportunities Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Period
	For the Year Ended October 31,			November 1, 2013*
				through
	2017	2016	2015	October 31, 2014
Net asset value, beginning of period	$10.71	$10.59	$10.92	$10.00
Income from investment operations:
Net investment gain (loss)[1]	(0.01)	0.10	- [2]	(0.01)
Net realized and unrealized gain on investments	1.82	0.21	0.22	0.96
Total from investment operations	1.81	0.31	0.22	0.95

Less distributions:
From net investment income	(0.07)	-	-	(0.03)
From net realized gain	(0.07)	(0.19)	(0.55)	-
Total distributions	(0.14)	(0.19)	(0.55)	(0.03)

Redemption fee proceeds[1]	-	-	-	-

Net increase from payments by affiliates (Note 3)	-	- [2,3]	-	-

Net asset value, end of period	$12.38	$10.71	$10.59	$10.92

Total return[4]	16.88%	3.04%	2.31%	9.50%[5]

Ratios and Supplemental Data:
Net assets, end of period (millions)	$7.3	$5.9	$4.9	$5.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.38%	3.79%	4.24%	3.63%[6]
After fees waived and expenses absorbed	1.10%	1.10%	1.10%	1.10%[6]
Ratio of net investment income(loss) to average net assets:
Before fees waived and expenses absorbed	(2.35%)	(1.71%)	(3.10%)	(2.65%)[6]
After fees waived and expenses absorbed	(0.07%)	0.98%	0.04%	(0.13%)[6]

Portfolio turnover rate	53%	52%	123%	264%[5]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Reimbursement had no impact to the Fund's Performance (see Note 3).
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended October 31,				December 31, 2012*
					through
	2017	2016	2015	2014	October 31, 2013
Net asset value, beginning of period	$9.47	$9.70	$9.85	$9.68	$10.00
Income from investment operations:
Net investment income[1]	0.39	0.40	0.44	0.46	0.39
Net realized and unrealized gain (loss) on investments	(0.04)	(0.08)	(0.11)	0.23	(0.26)
Total from investment operations	0.35	0.32	0.33	0.69	0.13

Less distributions:
From net investment income	(0.36)	(0.42)	(0.43)	(0.45)	(0.38)
From net realized gain	-	(0.13)	(0.05)	(0.07)	(0.07)
Total distributions	(0.36)	(0.55)	(0.48)	(0.52)	(0.45)

Redemption fee proceeds[1]	- [2]	- [2]	-	- [2]	- [2]

Net asset value, end of period	$9.46	$9.47	$9.70	$9.85	$9.68

Total return[3]	3.83%	3.42%	3.42%	7.40%	1.30%[4]

Ratios and Supplemental Data:
Net assets, end of period (millions)	$10.8	$12.5	$30.3	$99.1	$110.9

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.49%	1.99%	1.12%	0.97%	1.00%[5]
After fees waived and expenses absorbed	0.90%	0.91%	0.90%	0.90%	0.90%[5]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.53%	3.19%	4.24%	4.64%	4.52%[5]
After fees waived and expenses absorbed	4.12%	4.27%	4.46%	4.71%	4.62%[5]

Portfolio turnover rate	64%	63%	26%	28%	68%[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

Note 1 – Organization

Advisory Research All Cap Value Fund (the “All Cap Value Fund”), Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”), Advisory Research Global Value Fund (the “Global Value Fund”), Advisory Research International Small Cap Value Fund (the “International Small Cap Value Fund”), Advisory Research Small Company Opportunities Fund (the “Small Company Opportunities Fund”) and Advisory Research Strategic Income Fund (the “Strategic Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Advisory Research Funds are diversified funds. The All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International Small Cap Value Fund and Small Company Opportunities Fund’s primary investment objective is to provide long-term capital appreciation. The Strategic Income Fund’s primary investment objective is to seek high current income and long term capital appreciation. The All Cap Value Fund commenced investment operations on November 16, 2009, the Emerging Markets Opportunities Fund commenced investment operations on November 1, 2013, the Global Value Fund commenced investment operations on July 30, 2010, the International Small Cap Value Fund commenced investment operations on March 31, 2010, the Small Company Opportunities Fund commenced investment operations on November 1, 2013 and the Strategic Income Fund commenced investment operations on December 31, 2012. Each of the Funds is authorized to issue a single class of shares except for the International Small Cap Value Fund. The International Small Cap Value Fund is authorized to issue two classes of shares: Investor Class shares and Class I shares. Class I shares of the International Small Cap Value Fund commenced operations on December 31, 2013.

The shares of each class represent an interest in the same portfolio of investments of the International Small Cap Value Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Strategic Income Fund commenced operations on December 31, 2012, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $116,694,966 transfer of shares of the Fund in exchange for the net assets of the Advisory Research Value Income Fund, L.P., a Delaware limited partnership (the “Income Partnership”). This exchange was nontaxable, whereby the Strategic Income Fund issued 11,669,376 shares for the net assets of the Income Partnership on December 31, 2012. The investment portfolio of the Income Partnership with a fair value of $113,501,578 (identified cost of investment transferred were $107,998,531) and cash were the primary assets received by the Strategic Income Fund. For financial reporting purposes, assets received and shares issued by the Strategic Income Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Strategic Income Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes. The Strategic Income Fund assumed $150,098 in net liabilities as part of this exchange.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Preferred Stocks

Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2014 – 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually, except for the Strategic Income Fund which will distribute net investment income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

All Cap Value Fund	0.75%
Emerging Markets Opportunities Fund	1.00%
Global Value Fund	0.80%
International Small Cap Value Fund	0.90%
Small Company Opportunities Fund	0.80%
Strategic Income Fund	0.70%

The Funds’ Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed the following levels:

Expense Limit as a % of average daily net assets effective January 1, 2014
All Cap Value Fund	1.00%
Emerging Markets Opportunities Fund	1.35%
Global Value Fund	1.10%
International Small Cap Value Fund - Investor Class	1.30%
International Small Cap Value Fund - Class I	1.15%
Small Company Opportunities Fund	1.10%
Strategic Income Fund	0.90%

This agreement is in effect until February 28, 2018 and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor waived fees and absorbed other expenses for the year ended October 31, 2017 as stated below:

All Cap Value Fund	$132,929
Emerging Markets Opportunities Fund	177,705
Global Value Fund	202,478
International Small Cap Value Fund	233,744
Small Company Opportunities Fund	157,673
Strategic Income Fund	150,946

Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund
2018	$91,550	$167,520	$167,777
2019	124,959	165,986	170,709
2020	132,929	177,705	202,478
Total	$349,438	$511,211	$540,964

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
2018	$75,417	$143,833	$112,604
2019	247,911	142,649	156,971
2020	233,744	157,673	150,946
Total	$557,072	$444,155	$420,521

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2017, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or defer some or all payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2017, are reported on the Statements of Operations.

The Advisor reimbursed the Global Value Fund $2,578 for losses from two trade errors during the fiscal year ended October 31, 2017. This amount is reported on the Fund’s Statement of Operation, Statement of Changes, and Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

The Advisor reimbursed the International Small Cap Value Fund $3,956 for losses from trade errors during the fiscal year ended October 31, 2017. This amount is reported on the Fund’s Statement of Operation, Statement of Changes, and Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

An affiliate reimbursed the International Small Cap Value Fund $234 for losses caused by a processing error during the fiscal year ended October 31, 2016. This amount is reported on the Fund’s Statement of Changes and Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

The Advisor reimbursed the Small Company Opportunities Fund $1,270 for losses from a trade error during the fiscal year ended October 31, 2016. This amount is reported on the Fund’s Statement of Changes and Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

Note 4 – Federal Income Taxes

At October 31, 2017, gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund
Cost of investments	$11,633,224	$29,198,399	$10,358,839

Gross unrealized appreciation	$4,123,814	$4,495,764	$905,367
Gross unrealized depreciation	(116,227)	(591,321)	(205,968)
Net unrealized appreciation on investments	$4,007,587	$3,904,443	$699,399

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Cost of investments	$13,583,878	$6,262,760	$10,361,343

Gross unrealized appreciation	$3,280,303	$1,147,823	$409,936
Gross unrealized depreciation	(210,645)	(148,481)	(71,063)
Net unrealized appreciation on investments	$3,069,658	$999,342	$338,873

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

At October 31, 2017, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards are as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Emerging Markets Opportunities Fund	$766,072	$2,242,629	$3,008,701
International Small Cap Value	1,185,497	2,840,113	4,025,610

Global Value Fund, International Small Cap Value Fund and Strategic Income Fund utilized $203,109, $5,859,573 and $2,729, respectively, of its capital loss carryforwards during the year ended October 31, 2017.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

As of October 31, 2017, Small Company Opportunities Fund had qualified Late-Year Losses of $7,181.

As of October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund

Undistributed ordinary income	$88,659	$1,002,262	$235,708
Undistributed long-term capital gains	1,289,532	-	1,215,700
Tax accumulated earnings	1,378,191	1,002,262	1,451,408

Accumulated capital and other losses	-	(3,008,701)	-
Unrealized appreciation (depreciation) on investments	4,007,587	3,904,443	699,399
Unrealized appreciation (depreciation) on foreign currency translations	-	(29,234)	180
Total accumulated earnings (deficit)	$5,385,778	$1,868,770	$2,150,987

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund

Undistributed ordinary income	$938,892	$-	$35,268
Undistributed long-term capital gains	-	381,098	15,831
Tax accumulated earnings	938,892	381,098	51,099

Accumulated capital and other losses	(4,025,610)	(7,181)	-
Unrealized appreciation (depreciation) on investments	3,069,658	999,342	338,873
Unrealized appreciation (depreciation) on foreign currency translations	1,503	-	-
Total accumulated earnings (deficit)	$(15,557)	$1,373,259	$389,972

The tax character of distributions paid during the fiscal year ended October 31, 2017 and 2016 were as follows:

	All Cap Value Fund		Emerging Markets Opportunities Fund
	2017	2016	2017	2016

Distributions paid from:
Ordinary income	$140,173	$249,614	$624,287	$520,807
Net long-term capital gains	1,359,963	4,218,219	-	-
Total distributions paid	$1,500,136	$4,467,833	$624,287	$520,807

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

	Global Value Fund		International Small Cap Value Fund
	2017	2016	2017	2016

Distributions paid from:
Ordinary income	$152,816	$331,562	$639,131	$3,074,444
Net long-term capital gains	-	530,646	-	787,594
Total distributions paid	$152,816	$862,208	$639,131	$3,862,038

	Small Company Opportunities Fund		Strategic Income Fund
	2017	2016	2017	2016

Distributions paid from:
Ordinary income	$37,230	$-	$366,157	$626,603
Net long-term capital gains	37,876	87,740	816	228,434
Total distributions paid	$75,106	$87,740	$366,973	$855,037

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss

All Cap Value Fund	$-	$(13,411)	$13,411
Emerging Markets Opportunities Fund	147	150,420	(150,567)
Global Value Fund	1	123,207	(123,208)
International Small Cap Value Fund	-	596,985	(596,985)
Small Company Opportunities Fund	(546)	(2,487)	3,033
Strategic Income Fund	(429)	(1,997)	2,426

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended October 31, 2017 and 2016, redemption fees were as follows:

	October 31, 2017	October 31, 2016
All Cap Value Fund	$885	$56,890
Emerging Markets Opportunities Fund	210	130
Global Value Fund	-	307
International Small Cap Value Fund	1,466	5,872
Small Company Opportunities Fund	-	-
Strategic Income Fund	200	107

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

Note 6 – Investment Transactions

For the year ended October 31, 2017, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Value Fund	$5,241,998	$14,710,807
Emerging Markets Opportunities Fund	20,841,432	22,291,549
Global Value Fund	12,904,098	16,663,053
International Small Cap Value Fund	18,025,977	59,045,114
Small Company Opportunities Fund	4,106,782	3,420,417
Strategic Income Fund	5,937,056	7,582,831

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the International Small Cap Value Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of the International Small Cap Value Fund’s Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Loan and Pledge Agreement

The Funds together with other Advisory Research MLP Funds managed by the Advisor (together “Advisory Research Funds”) have entered into a $15 million Senior Secured Revolving Credit Facility (“Facility”) with UMB Bank n.a. (“UMB Loan Agreement”). Each Fund is permitted to borrow up to the lesser of one-third of its total assets, or the maximum amount permitted subject to each Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each borrower. The loan is fully collateralized throughout the term of the loan with securities or other assets of each Fund that has an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedules of Investments (if any). Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the London Interbank Offered Rate (LIBOR) rate plus 1.00%, adjusting monthly. The Funds did not borrow under the line of credit agreement for the year ended October 31, 2017.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2017, in valuing the Funds’ assets carried at fair value:

All Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$14,477,013	$-	$-	$14,477,013
Short-Term Investments	1,163,798	-	-	1,163,798
Total Investments	$15,640,811	$-	$-	$15,640,811

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

Emerging Markets Opportunities Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$404,871	$-	$404,871
Consumer Discretionary	2,165,282	1,938,653	-	4,103,935
Consumer Staples	673,133	425,862	-	1,098,995
Energy	965,444	1,729,998	-	2,695,442
Financials	2,430,632	7,325,715	-	9,756,347
Health Care	308,927	496,242	-	805,169
Industrials	310,754	-	-	310,754
Materials	1,931,247	4,339,152	-	6,270,399
Technology	168,024	5,727,295	-	5,895,319
Utilities	-	431,951	-	431,951
Total Common Stocks	8,953,443	22,819,739	-	31,773,182
Short-Term Investments	1,329,660	-	-	1,329,660
Total Investments	$10,283,103	$22,819,739	$-	$33,102,842

Global Value Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$442,079	$261,716	$-	$703,795
Consumer Discretionary	12,318	541,186	-	553,504
Consumer Staples	802,384	1,301,588	-	2,103,972
Energy	36,214	26,967	-	63,181
Financials	1,100,159	846,939	-	1,947,098
Health Care	1,114,105	925,352	-	2,039,457
Industrials	1,079,431	280,404	-	1,359,835
Materials	231,946	314,426	-	546,372
Technology	765,353	414,347	-	1,179,700
Utilities	-	247,278	-	247,278
Total Common Stocks	5,583,989	5,160,203	-	10,744,192
Short-Term Investments	314,046	-	-	314,046
Total Investments	$5,898,035	$5,160,203	$-	$11,058,238

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

International Small Cap Value Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$315,229	$-	$315,229
Consumer Discretionary	505,980	1,401,766	-	1,907,746
Consumer Staples	-	1,937,756	-	1,937,756
Energy	-	260,680	-	260,680
Financials	659,749	3,260,394	-	3,920,143
Health Care	213,596	860,272	-	1,073,868
Industrials	404,624	2,550,040	-	2,954,664
Materials	774,941	2,193,015	-	2,967,956
Technology	-	503,492	-	503,492
Utilities	267,749	-	-	267,749
Total Common Stocks	2,826,639	13,282,644	-	16,109,283
Short-Term Investments	544,253	-	-	544,253
Total Investments	$3,370,892	$13,282,644	$-	$16,653,536

*	The Funds did not hold any Level 3 securities at period end.

The following is a reconciliation of transfers between Levels for the Emerging Markets Opportunities Fund, Global Value Fund, and International Small Cap Value Fund from October 31, 2016 to October 31, 2017, represented by recognizing the October 31, 2017 market value of securities:

	Emerging Markets Opportunities Fund	Global Value Fund	International Small Cap Value Fund
Transfers into Level 1	$1,652,119	$-	$1,283,043
Transfers out of Level 1	(573,986)	(11,606)	(495,099)
Net transfers in (out) of Level 1	$1,078,133	$(11,606)	$787,944

Transfers into Level 2	$573,986	$11,606	$495,099
Transfers out of Level 2	(1,652,119)	-	(1,283,043)
Net transfers in (out) of Level 2	$(1,078,133)	$11,606	$(787,944)

Small Company Opportunities Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$6,895,401	$-	$-	$6,895,401
Short-Term Investments	366,701	-	-	366,701
Total Investments	$7,262,102	$-	$-	$7,262,102

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Strategic Income Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks[1]	$404,587	$-	$-	$404,587
Corporate Bonds[1]	-	5,193,078	-	5,193,078
Preferred Stocks[1]	3,360,443	-	-	3,360,443
U.S. Treasury Securities	-	1,227,877	-	1,227,877
Short-Term Investments	316,395	197,836	-	514,231
Total Investments	$4,081,425	$6,618,791	$-	$10,700,216

[1]	For a detailed break-out of common stocks, corporate bonds and preferred stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

The Funds declared the payment of a distribution to be paid, on December 21, 2017, to shareholders of record on December 20, 2017 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
All Cap Value Fund		$1.27561	$0.04764	$0.05178
Emerging Markets Opportunities Fund		0.00000	0.00000	0.32952
Global Value Fund		1.46899	0.04609	0.25343
International Small Cap Value Fund	Investor Class	0.00000	0.00000	0.80734
International Small Cap Value Fund	Class I Shares	0.00000	0.00000	0.81544
Small Companies Opportunities Fund		0.64850	0.00000	0.11650
Strategic Income Fund		0.01381	0.00000	0.03825

Advisory Research Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2017

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Advisory Research Funds and

To the Board of Trustees of Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of Advisory Research All Cap Value Fund, Advisory Research Emerging Markets Opportunities Fund, Advisory Research Global Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Small Company Opportunities Fund and Advisory Research Strategic Income Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments as of October 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advisory Research All Cap Value Fund, Advisory Research Emerging Markets Opportunities Fund, Advisory Research Global Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Small Company Opportunities Fund and Advisory Research Strategic Income Fund, as of October 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2017

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation

For the fiscal year ended October 31, 2017, the All Cap Value Fund, Small Company Opportunities Fund and Strategic Income Fund designate long-term capital gain dividends of $1,359,963, $38,003 and $816, respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2017, 100%, 0%, 41.35%, 0%, 0% and 56.40% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International Small Cap Value Fund, Small Company Opportunities Fund and the Strategic Income Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International Small Cap Value Fund, Small Company Opportunities Fund and Strategic Income Fund designate income dividends of 100%, 39.97%, 91.01%, 91.49%, 0% and 57.22%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2017.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Emerging Markets Opportunities Fund, Global Value Fund, and International Small Cap Value Fund, designate income $774,368, $104,993 and $740,467, respectively, of income derived from foreign sources and $76,190, $11,824, and $83,376 respectively, of foreign taxes paid for the period ended October 31, 2017.

Of the ordinary Income (including short-term capital gain) distributions made for the year ended October 31, 2017, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Emerging Markets Opportunities Fund	$0.2515	$0.0247
Global Value Fund	$0.1263	$0.0142
International Small Cap Value Fund	$0.6084	$0.0685

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	9	None.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	9	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	9	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	9	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	9	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014	Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on September 19-21, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (each a “Fund” and together, the “Funds”):

•	the Advisory Research All Cap Value Fund (the “All Cap Fund”),

•	the Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Fund”),

•	the Advisory Research Global Value Fund (the “Global Value Fund”),

•	the Advisory Research International Small Cap Value Fund (the “International Small Cap Fund”),

•	the Advisory Research Small Company Opportunities Fund (the “Small Company Fund”), and

•	the Advisory Research Strategic Income Fund (the “Strategic Income Fund”).

In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Peer Group”) from its relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2017; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The All Cap Fund’s total return for the one-year period was above the Russell 3000 Value Index return and the Peer Group median return, but below the Large Blend Fund Universe median return by 0.59%. The Fund’s annualized total return for the three-year period was below the Peer Group and Fund Universe median returns and the Index return by 0.24%, 1.25%, and 1.80%, respectively. The Fund’s annualized total return for the five-year period was below the Peer Group and Fund Universe median returns and the Index return by 0.93%, 2.21%, and 2.51%, respectively. The Trustees considered Morningstar’s observation that the Fund’s recent performance has improved, with the one-year return outpacing both the Peer Group median and the benchmark, and that the Fund’s risk profile, as measured by its standard deviation, remains strong and ranks in the second quartile of the Peer Group and Fund Universe for the five-year period. The Trustees also noted the Investment Advisor’s explanation that the longer term performance of the Fund has been affected by the Federal Reserve’s quantitative easing and low interest rate policy, which has in effect inflated the value of highly levered and speculative companies, in which the Fund tends not to invest; and that the Fund has been more heavily weighted toward smaller cap companies than the Index based on the Investment Advisor’s long-term outlook, during a period when small- and mid-cap companies have generally underperformed large cap companies.

•	The Emerging Markets Fund’s annualized total return for the three-year period was above the Peer Group and Diversified Emerging Markets Fund Universe median returns, but below the MSCI Emerging Markets Index return by 0.39%. The Fund’s total return for the one-year period was above the Peer Group median return, but below the Fund Universe median return by 1.50% and the Index return by 4.02%. The Trustees noted the Investment Advisor’s belief that the strong performance of growth stocks relative to value stocks hindered the Fund’s performance over the one- and three-year periods. The Trustees also noted Morningstar’s observation that while the Fund trailed its benchmark over the three-year period, the Fund had a lower risk profile than the Index, as indicated by the Fund’s standard deviation.

•	The Global Value Fund’s total return for the one-year period was above the MSCI World Value Index return and the World Small/Mid Stock Fund Universe median return, but below the Peer Group median return by 1.48%. The Fund’s annualized total return for the three-year period was below the Peer Group median return, the Index return, and the Fund Universe median return by 0.83%, 0.83%, and 3.24%, respectively. The Fund’s annualized total return for the five-year period was below the Index return and the Peer Group and Fund Universe median returns by 0.84%, 1.22%, and 1.66%, respectively. The Trustees considered the Investment Advisor’s assertion that the Fund’s significant exposure to smaller capitalization holdings relative to funds in the Peer Group and the Fund’s benchmark was a primary reason for the Fund’s underperformance over the three- and five-year periods.

•	The International Small Cap Fund’s total return for the one-year period was above the MSCI EAFE Index return and the Foreign Small/Mid Value Fund Universe median return, but below the MSCI EAFE Small Cap Index return and the Peer Group median return by 0.28% and 0.95%, respectively. The Fund’s annualized total return for the three-year period was above the MSCI EAFE Index return, but below the Fund Universe and Peer Group median returns and the MSCI EAFE Small Cap Index return by 0.77%, 1.62%, and 3.85%, respectively. The Fund’s annualized total return for the five-year period was above the MSCI EAFE Index return, but below the Fund Universe median return by 0.11%, the MSCI EAFE Small Cap Index return by 2.57%, and the Peer Group median return by 2.84%. The Trustees considered Morningstar’s observation that over all periods the Fund exhibited a lower risk profile, as measured by its standard deviation, than the Peer Group and Fund Universe.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The Small Company Fund’s total return for the one-year period, at 14.41%, was below the Peer Group and Small Blend Fund Universe median returns and the Russell 2000 Value Index return by 5.41%, 6.89%, and 10.45%, respectively. The Fund’s annualized total return for the three-year period was below the Peer Group and Fund Universe median returns and the Index return by 0.01%, 1.53%, and 2.47%, respectively. The Trustees noted Morningstar’s observation that the Fund performed well in down markets and exhibited a low risk profile, as measured by standard deviation. The Trustees also considered the Investment Advisor’s explanation that the Fund’s underperformance was due in large part to the Fund’s lack of exposure to businesses that benefitted from the post-U.S. election rally in commodity prices in the last quarter of 2016.

•	The Strategic Income Fund’s annualized total return for the three-year period was above the Bloomberg Barclays U.S. Intermediate Credit Bond Index return and the Multisector Bond Fund Universe and Peer Group median returns, but below the BofA ML Preferred Stock Fixed Rate Index return by 3.68%. The Fund’s annualized total return for the five-year period was above the Bloomberg Barclays Index return and the Fund Universe median return, but below the Peer Group median return and BofA ML Index return by 0.51% and 2.00%, respectively. The Fund’s total return for the one-year period was above the Bloomberg Barclays Index return, but below the Peer Group and Fund Universe median returns and the BofA ML Index return by 1.57%, 1.68%, and 1.82%, respectively. The Fund’s annualized total return for the ten-year period was below the BofA ML Index return by 0.52%, the Bloomberg Barclays Index return by 1.80%, the Peer Group median return by 1.95%, and the Fund Universe median return by 2.48%. The Trustees considered the Investment Advisor’s observation that the most significant detractor to the Fund’s performance has been fixed-rate preferred securities, to which the Fund has recently lowered its exposure. The Trustees also considered the Investment Advisor’s belief that the Fund’s underperformance over the various periods is largely explained by the Peer Group funds’ allocation of greater percentages of their portfolios to preferred securities, high yield securities, and common stocks than the Fund, and in some instances, those funds’ allocations to emerging markets and leveraged loan securities, in which the Fund does not invest. The Trustees observed, however, that Morningstar had given the Fund a five-star rating in 2015 and four-star ratings in 2016 and 2017, which they noted was based on the Fund’s strong three-year performance.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The All Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median, but higher than the Large Blend Fund Universe median by 0.05%. The Trustees noted that the Fund’s advisory fee is lower than the advisory fee the Investment Advisor charges to manage a private investment fund that has similar objectives and policies as the Fund. The Trustees also noted that the Fund’s advisory fee is lower than or the same as the fee the Investment Advisor charges to its institutional clients to manage separate account assets with similar objectives and policies as the Fund up to the $20 million level, and above the Investment Advisor’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group median but above the Fund Universe median by 0.12%. The Trustees noted, however, that the average net assets of funds in the Fund Universe were significantly larger than the average net assets of the Fund.

•	The Emerging Markets Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Diversified Emerging Markets Fund Universe medians. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the lower than both the Peer Group and Fund Universe medians.

•	The Global Value Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and World Small/Mid Stock Fund Universe medians. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group median and the same as the Fund Universe median.

•	The International Small Cap Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and the same as the Foreign Small/Mid Value Fund Universe median. The Trustees noted that the Fund’s advisory fee was lower than the Investment Advisor’s fee to manage a private investment fund that has similar objectives and policies as the Fund. The Trustees also noted that the Fund’s advisory fee was lower than the fee the Investment Advisor charges to its institutional clients to manage separate account assets with similar objectives and policies as the Fund up to the $20 million level, and greater than the Investment Advisor’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median, and slightly higher than the Fund Universe median by 0.04%. The Trustees noted, however, that the Fund’s average net assets were smaller than the average net assets of funds in the Fund Universe.

•	The Small Company Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and the Small Blend Fund Universe median. The Trustees noted that the Fund’s advisory fee was lower than the Investment Advisor’s fee to manage two private investment funds that have similar objectives and policies as the Fund. The Trustees also noted that the Fund’s advisory fee was lower than the fee the Investment Advisor charges to its institutional clients to manage separate account assets with similar objectives and policies as the Fund up to the $20 million level, and the same as the Investment Advisor’s fee for those clients above that level. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and slightly higher than the Fund Universe median by 0.01%. The Trustees noted, however, that the Fund’s average net assets were significantly smaller than the average net assets of funds in the Fund Universe.

•	The Strategic Income Fund’s annual investment advisory fee (gross of fee waivers) was above the Peer Group median by 0.05% and the Multisector Bond Fund Universe median by 0.10%. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.07% and 0.13%, respectively. The Trustees noted, however, that the Fund Universe includes some funds that invest primarily in fixed income securities, while the Fund also invests in preferred shares and common stock, and that the Fund’s average net assets were significantly smaller than the average net assets of funds in the Peer Group and Fund Universe.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2017, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the Global Value Fund, Strategic Income Fund, and Small Company Fund; had waived significant portions of its advisory fee for the All Cap Value Fund, International Small Cap Fund, and Emerging Markets Fund; and did not realize a profit with respect to the All Cap Value Fund, Global Value Fund, Strategic Income Fund, and Small Company Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the International Small Cap Fund and Emerging Markets Fund was reasonable.

Advisory Research Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Conclusions

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Advisory Research Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2017 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Advisory Research All Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual Performance	$ 1,000.00	$ 1,068.70	$ 5.21
Hypothetical (5% annual return before expenses)	1,000.00	1,020.17	5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research Emerging Markets Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual Performance	$ 1,000.00	$ 1,088.10	$ 7.11
Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2017 (Unaudited)

Advisory Research Global Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual Performance	$ 1,000.00	$ 1,064.10	$ 5.72
Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research International Small Cap Value Fund		Beginning Account Value	Ending Account Value	Expense Paid During Period*
		5/1/17	10/31/17	5/1/17 – 10/31/17
Investor Class	Actual Performance	$1,000.00	$1,110.10	$6.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	6.13
Class I	Actual Performance	1,000.00	1,110.90	6.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.42	5.84

*	Expenses are equal to the Fund’s annualized expense ratios of 1.20% and 1.15% for Investor Class and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six months period). The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

Advisory Research Small Company Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual Performance	$ 1,000.00	$ 1,042.10	$ 5.66
Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research Strategic Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17
Actual Performance	$ 1,000.00	$ 1,019.30	$ 4.58
Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Advisory Research Funds

Each a series of Investment Managers Series Trust

Advisor

Advisory Research, Inc. Two Prudential Plaza

180 N. Stetson, Suite 5500

Chicago, Illinois 60601

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research All Cap Value Fund	ADVGX	461 418 816
Advisory Research Emerging Markets Opportunities Fund	ADVMX	461 41P 552
Advisory Research Global Value Fund	ADVWX	461 418 683
Advisory Research International Small Cap Value Fund – Investor Class	ADVIX	461 418 741
Advisory Research International Small Cap Value Fund – Class I	ADVLX	461 41P 412
Advisory Research Small Company Opportunities Fund	ADVSX	461 41P 545
Advisory Research Strategic Income Fund	ADVNX	461 41P 503

Privacy Principles of the Advisory Research Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 665-1414.

Advisory Research Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$89,700	$103,600
Audit-Related Fees	N/A	N/A
Tax Fees	$16,800	$19,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed, November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/18

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/18